UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

       ...................................................................
                            FRANKLIN RESOURCES, INC.
      ...................................................................
                (Name of Registrant as Specified In Its Charter)


       ...................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
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     1)   Title of each class of securities to which transaction applies:
          ..............................................................

     2)   Aggregate number of securities to which transaction applies:
          ..............................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ..............................................................

     4)   Proposed maximum aggregate value of transaction:
          ..............................................................

     5)   Total fee paid:
          ..............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

     Identify the previous filing by registration  statement number, or the Form
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     4) Date Filed: [ ]
     ..............................................................

                                                                PRELIMINARY COPY
                                                                ----------------

                            FRANKLIN RESOURCES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



DEAR STOCKHOLDER:

The Board of Directors of Franklin Resources, Inc. (the "Company") invites you to attend the annual meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held on January 25, 2005 at 10:00 a.m., Pacific Standard Time, in the H. L. Jamieson Auditorium, at One Franklin Parkway, Building 920, San Mateo, California, for the following purposes:

1. To elect eleven (11) Directors to the Board of Directors. Each Director will hold office until the next Annual Meeting of Stockholders or until that person's successor is elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year ending September 30, 2005;

3. To approve the amendment and restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan;

4. To approve the amendment of the Company's Certificate of Incorporation, as amended, to increase the number of shares of common stock, par value $0.10 per share, from 500,000,000 shares to 1,000,000,000 shares authorized for issuance by the Company; and

5. To transact such other business that may be raised at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

You must have owned shares at the close of business on November 30, 2004 to be entitled to receive notice of, and to vote on, all matters presented at the Annual Meeting. Your vote is very important. Even if you think that you will attend the Annual Meeting, we ask you to please return the proxy card. You can vote by telephone, over the Internet, or by using the proxy card that is enclosed.

By order of the Board of Directors,

BARBARA J. GREEN
SECRETARY

JANUARY 3, 2005
SAN MATEO, CALIFORNIA


PLEASE VOTE BY TELEPHONE OR BY USING THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                TABLE OF CONTENTS

SECTION                                                                   PAGE
------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS                            COVER PAGE
PROXY STATEMENT                                                              1
VOTING INFORMATION                                                           1
PROPOSAL NO. 1:  ELECTION OF DIRECTORS                                       3
   NOMINEES                                                                  3
   INFORMATION ABOUT THE BOARD AND ITS COMMITTEES                            8
   SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS                             12
   SECURITY OWNERSHIP OF MANAGEMENT                                         13
   EXECUTIVE COMPENSATION                                                   15
      SUMMARY COMPENSATION TABLE                                            15
      OPTION GRANTS IN LAST FISCAL YEAR                                     18
      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
         FISCAL YEAR-END OPTION VALUES                                      18
      LONG-TERM INCENTIVE PLAN AWARDS                                       19
      EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL
         ARRANGEMENTS                                                       19
      COMPENSATION COMMITTEE REPORT ON EXECUTIVE
         COMPENSATION                                                       20
      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
         PARTICIPATION                                                      23
      EQUITY COMPENSATION PLAN INFORMATION                                  24
      PERFORMANCE GRAPH                                                     25
   REPORT OF THE AUDIT COMMITTEE                                            26
   FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM               27
   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                           28
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                  29
PROPOSAL NO. 2:  RATIFICATION OF THE APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                  FIRM                                                      30
PROPOSAL NO. 3:  APPROVAL OF THE AMENDMENT AND RESTATEMENT
                  OF THE FRANKLIN RESOURCES, INC. 2002 UNIVERSAL
                  STOCK INCENTIVE PLAN                                      31
PROPOSAL NO. 4:  APPROVAL OF THE AMENDMENT OF THE CERTIFICATE
                  OF INCORPORATION, AS AMENDED, TO INCREASE THE
                  NUMBER OF SHARES OF COMMON STOCK
                  AUTHORIZED FOR ISSUANCE                                   36
STOCKHOLDER PROPOSALS                                                       38
CONTACT THE BOARD OF DIRECTORS                                              38
THE ANNUAL REPORT                                                           39
FORM 10-K                                                                   39

SECTION                                                                   PAGE
------------------------------------------------------------------------------
APPENDIX A:  AUDIT COMMITTEE CHARTER                                       A-1
APPENDIX B:  COMPENSATION COMMITTEE CHARTER                                B-1
APPENDIX C:  CORPORATE GOVERNANCE COMMITTEE CHARTER                        C-1
APPENDIX D:  CORPORATE GOVERNANCE GUIDELINES                               D-1
APPENDIX E:  FRANKLIN RESOURCES, INC. 2002 UNIVERAL STOCK
             INCENTIVE PLAN                                                E-1
APPENDIX F:  PROPOSED TEXT OF ARTICLE FOURTH OF FRANKLIN
             RESOURCES, INC. CERTIFICATE OF INCORPORATION, AS
             AMENDED                                                       F-1

                            FRANKLIN RESOURCES, INC.
                              ONE FRANKLIN PARKWAY
                           SAN MATEO, CALIFORNIA 94403

                                 PROXY STATEMENT
                                 JANUARY 3, 2005

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are furnished in connection with the solicitation by the Board of Directors of Franklin Resources, Inc., a Delaware corporation ("Franklin" or the "Company"), of the accompanying proxy to be voted at the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held on January 25, 2005, at 10:00 a.m., Pacific Standard Time, in the H. L. Jamieson Auditorium, One Franklin Parkway, Building 920, San Mateo, California. We expect that this Proxy Statement and the enclosed proxy will be mailed on or about January 3, 2005 to each stockholder entitled to vote.

All materials filed by the Company with the Securities and Exchange Commission (the "SEC") can be obtained at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

                               VOTING INFORMATION

WHO CAN VOTE?

You may vote if you held shares of the Company's common stock directly as a stockholder of record or beneficially in street name, at the close of business on November 30, 2004 (the "Record Date"). You are entitled to one vote for each share owned on that date on each matter presented in person or by proxy at the meeting. As of the Record Date, Franklin had 251,352,866 shares outstanding.

HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

In order to take any action at the Annual Meeting, a majority of Franklin's outstanding shares as of the Record Date must be present at the meeting. This is called a quorum.

WHO COUNTS THE VOTES?

The final voting results will be tallied by our Transfer Agent, The Bank of New York, and the Inspector of Elections, and published in our next quarterly report on Form 10-Q.

WHAT IS A PROXY?

A "proxy" allows someone else (the "proxy holder") to vote your shares on your behalf. The Board of Directors of Franklin ("Board of Directors" or "Board") is asking you to allow any of the persons named on the proxy card (Charles B. Johnson, Chairman of the Board; Martin L. Flanagan, President and Co-Chief Executive Officer; and Barbara J. Green, Secretary) to vote your shares at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your stockbroker or nominee. You will be able to do this by telephone, using the Internet or by mail. The deadline for voting by telephone or by using the Internet is 11:59 p.m., Eastern Standard Time, on January 24, 2005. Please see your proxy card or the information your bank, broker, or other holder of record provided to you for more information on these options. Unless you indicate otherwise on your proxy card,

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


the persons named as your proxy holders on the proxy card will vote your shares FOR all nominees to the Board of Directors, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm (the "independent auditors") for the fiscal year ending September 30, 2005, FOR the approval of the amendment and restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan, and FOR the approval of the amendment of the Company's Certificate of Incorporation, as amended, ("Certificate of Incorporation") to increase the number of shares of common stock authorized for issuance. If any other matters come before the Annual Meeting to be voted on, the persons named as your proxy holders on the proxy card will vote, act and consent on those matters in their discretion.

CAN I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You can change or revoke your proxy by submitting another proxy with a later date before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING INSTEAD OF VOTING BY PROXY?

Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted.

HOW ARE VOTES COUNTED?

To be counted as "represented", either a proxy card must have been returned for those shares, or the stockholder must be present at the meeting. Under New York Stock Exchange ("NYSE") rules, the proposals to elect Directors (Proposal No. 1) and to ratify the appointment of the independent auditors (Proposal No. 2) are considered routine items. This means that brokers may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions. The proposal to approve the amendment and restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (Proposal No. 3) and to approve the amendment of the Company's Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance (Proposal No. 4) are considered "non-routine" items. This means brokers that have not received voting instructions from their clients may not vote on this proposal. Broker "non-votes" are considered as represented for purposes of determining a quorum, but will not be considered as entitled to vote with respect to Proposal No. 3. Broker "non-votes" will have the same effect as a vote against Proposal No. 4 to increase the number of shares of common stock that the Company may issue.

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

For the election of Directors, a plurality of the votes cast is required (Proposal No. 1). This means that the eleven (11) candidates who receive the most votes will be elected to the eleven (11) available positions on the Board. An affirmative vote of the holders of shares of common stock, having a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matters, are necessary to ratify the appointment of PricewaterhouseCoopers LLP (Proposal No. 2), as amended, and to approve the amendment and restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (Proposal No. 3). In order to approve the amendment of the Company's Certificate of Incorporation to increase the number of shares of common stock authorized for issuance (Proposal No. 4), a majority of the outstanding common stock of the Company will be required to vote in favor of the amendment. Shares properly voted "ABSTAIN" on a particular matter are considered as shares present at the meeting for quorum purposes, but are treated as having voted against the matter, although such abstentions will have no effect on the voting for the election of directors (Proposal No. 1).

WHO PAYS FOR THIS PROXY SOLICITATION?

Your proxy is being solicited by the Board of Directors of Franklin. Franklin pays the cost of soliciting your proxy and reimburses brokerage costs and other fees for forwarding proxy materials to you.


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


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

GENERAL

The Corporate Governance Committee of the Board recommended, and the Board approved, the nominees named below for election as members of the Board of Directors of Franklin Resources, Inc. The Chairman of the Board recommended Samuel H. Armacost for consideration by the Corporate Governance Committee as a nominee for director. Mr. Armacost was elected as member of the Board as of December 21, 2004. All nominees are currently directors; however Mr. Armacost is standing for election by stockholders of the Company for the first time. If elected, each director will serve until the next Annual Meeting of Stockholders and until that person's successor is elected and qualified or until his/her earlier resignation, retirement, disqualification or removal. In accordance with the Company's Director Independence Standards, as amended ("Director
Independence Standards"), described more fully below, the Board has affirmatively determined that the Board is currently composed of a majority of independent directors, and that the director nominee, Mr. Armacost, and the following current members standing for re-election are independent within the meaning of the Company's Director Independence Standards and under the rules in the listing standards of the NYSE and do not have a material relationship with the Company: Samuel H. Armacost, Charles Crocker, Robert D. Joffe, Thomas H. Kean, Chutta Ratnathicam, and Louis E. Woodworth. Unless you mark "Exceptions" on your proxy card to withhold authority to vote for one or all of the director nominees, the persons named as proxy holders intend to vote for all of these nominees. Listed below are the names, ages, and principal occupations for the past five years of the director nominees.

RECOMMENDATION OF THE BOARD

The Board of Directors recommends a vote FOR the election to the Board of each of the following nominees. The voting requirements for this proposal are described in the "Voting Information" section.


                                    NOMINEES

SAMUEL H. ARMACOST
AGE 65
DIRECTOR SINCE DECEMBER 21, 2004

Chairman  of the Board of  Directors  of SRI  International,  formerly  Stanford
Research Institute, an independent technology development and consulting organization for more than the past five (5) years. Managing Director, Weiss, Peck & Greer LLC from 1990 until 1998 and Merrill Lynch Capital Markets from 1987 until 1990. President, Director and Chief Executive Officer, BankAmerica Corporation from 1981 until 1986. Director, ChevronTexaco Corp., Del Monte Foods Company, Exponent, Inc. and Callaway Golf Company.

HARMON E. BURNS
AGE 59
DIRECTOR SINCE 1991

Vice Chairman and Member - Office of the Chairman of the Company; formerly, Executive Vice President of the Company for more than the past five (5) years; officer and/or director of many Company subsidiaries; officer and/or director or trustee of 49 investment companies managed or advised by subsidiaries of the Company.


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


CHARLES CROCKER
AGE 65
DIRECTOR SINCE 2003

Chairman, Chief Executive Officer and director of BEI Technologies, Inc. since October 1997; President of BEI Technologies, Inc. from October 1997 to May 2000. Director, Pope & Talbot, Inc., Teledyne Technologies, Inc. and Fiduciary Trust Company International, a subsidiary of the Company.

ROBERT D. JOFFE
AGE 61
DIRECTOR SINCE 2003

Presiding Partner and partner of Cravath, Swaine & Moore, LLP for more than the past five (5) years. Director of Fiduciary Trust Company International, a subsidiary of the Company.

CHARLES B. JOHNSON
AGE 71
DIRECTOR SINCE 1969

Chairman  of the  Board  and  Member - Office of the  Chairman  of the  Company;
formerly, Chief Executive Officer of the Company; officer and/or director of many Company subsidiaries; officer and/or director or trustee of 46 investment companies managed or advised by subsidiaries of the Company.

RUPERT H. JOHNSON, JR.
AGE 64
DIRECTOR SINCE 1969

Vice Chairman and Member - Office of the Chairman of the Company; formerly, Executive Vice President of the Company for more than the past five (5) years; officer and/or director of many Company subsidiaries; officer and/or director or trustee of 49 investment companies managed or advised by subsidiaries of the Company.

THOMAS H. KEAN
AGE 69
DIRECTOR SINCE 2003

President, Drew University since 1990; formerly, Governor of the State of New Jersey from 1982 to 1990. Director, Aramark Corporation, Amerada Hess Corp., The CIT Group, Inc., Fiduciary Trust Company International, a subsidiary of the Company, The Pepsi Bottling Group and UnitedHealth Group Incorporated.

CHUTTA RATNATHICAM
AGE 57
DIRECTOR SINCE 2003

Senior Vice President and Chief Financial Officer of CNF Inc. (formerly CNF Transportation Inc.) since 1997; formerly, Chief Executive Officer of the Emery Worldwide reporting segment of CNF from September 2000 to December 2001; Vice President-International of Emery for five (5) years prior to 1997. Chartered Accountant (Sri Lanka). Member, American Institute of Certified Management Accountants.


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


PETER M. SACERDOTE
AGE 67
DIRECTOR SINCE 1993

Advisory director and Chairman of the Investment Committee of the principal investment area of Goldman, Sachs & Co. (investment banking) since May 1999; formerly, a general partner and then a limited partner of the Goldman Sachs Group, L.P. for five (5) years prior to 1999. Director, Qualcomm, Inc. and Hexcel Corporation.

ANNE M. TATLOCK
AGE 65
DIRECTOR SINCE DECEMBER 21, 2004 AND FROM JANUARY 2001 TO DECEMBER 2004

Vice Chairman and Member - Office of the Chairman of the Company since 2001; director of the Company from January 2001 to early December 2004 and re-elected in late December 2004; Chairman of the Board, Chief Executive Officer (since
2000), and director of Fiduciary Trust Company International, a subsidiary of the Company; formerly President of Fiduciary Trust Company International for more than the past five (5) years; officer and/or director of certain other Company subsidiaries. Director, Fortune Brands, Inc. and Merck & Co., Inc.

LOUIS E. WOODWORTH
AGE 71
DIRECTOR SINCE 1981

Private investor. President, Alpine Corp., a private investment company, for the past five (5) years.

FAMILY RELATIONS. Charles B. Johnson, the Chairman of the Board and director of the Company, and Rupert H. Johnson, Jr., the Vice Chairman and director of the Company, are brothers. Peter M. Sacerdote, a director of the Company, is a brother-in-law of Charles B. Johnson and Rupert H. Johnson, Jr. Gregory E. Johnson, a President and Co-Chief Executive Officer of the Company, is the son of Charles B. Johnson, the nephew of Rupert H. Johnson, Jr. and Peter M. Sacerdote and the brother of Jennifer J. Bolt, a Senior Vice President and Chief Information Officer of the Company. Jennifer J. Bolt is the daughter of Charles
B. Johnson, the niece of Rupert H. Johnson, Jr. and Peter M. Sacerdote and the sister of Gregory E. Johnson.

CORPORATE GOVERNANCE

The Company regularly monitors regulatory developments and reviews its policies, processes and procedures in the area of corporate governance to respond to such developments. As part of those efforts, we review federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the Securities and Exchange Commission and the NYSE.

CORPORATE GOVERNANCE GUIDELINES. The Board has adopted Corporate Governance Guidelines, as amended ("Corporate Governance Guidelines") which are attached as Appendix D. The Corporate Governance Guidelines are posted in the corporate governance section of the Company's website at WWW.FRANKLINTEMPLETON.COM (the "Company's website") and are available in print to stockholders who request a copy from the Company's Secretary at the Company's principal executive offices. The Corporate Governance Guidelines set forth the practices the Board follows with respect to the composition of the Board, director responsibilities, Board committees, director access to officers, employees and independent advisors, director compensation, director orientation and continuing education, management succession and performance evaluation of the Board.

CODE OF ETHICS AND BUSINESS CONDUCT. The Board has adopted a Code of Ethics and Business Conduct, as amended (the "Code of Ethics"), which is applicable to all employees, directors and officers of the Company. The Code of Ethics is posted in the corporate governance section of the Company's website and is available in print to stockholders who request a copy from the Company's Secretary at the Company's principal executive offices. The Company also established a Compliance and Ethics Hotline, where employees can report a violation

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

of the Code of Ethics or anonymously submit a complaint concerning auditing or accounting matters. Interested parties may address a written request for a printed copy of the Code of Ethics to: Secretary, Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403-1906. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting such information on our website.

DIRECTOR INDEPENDENCE STANDARDS. The Board has adopted guidelines for determining whether a director is independent. The Board will monitor and review as necessary, but at least once annually, commercial, charitable, family and other relationships that directors have with the Company to determine whether the Company's directors are independent.

For a director to be considered independent, the Board must determine affirmatively that the director does not have material relationships with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. Such determination will be made and disclosed pursuant to applicable NYSE rules. A material relationship can include, but is not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships. The Board has established the following guidelines to assist it in determining whether a director does not have material relationships and thereby qualifies as independent:

A. A director will not be independent if, at any time within the preceding three years (unless otherwise specified below):

     1.   (a) the director was employed by the Company; or

          (b) an immediate family member /1/ of the director was employed by the Company as an executive officer /2/ of the Company;

     2. the director (or an immediate family member of the director who in the capacity of an executive officer of the Company) received direct compensation from the Company (other than for prior service as a director, or as pension or deferred compensation) of more than $100,000 in any 12-month period;

     3. (a) the director or an immediate family member of the director is currently a partner of the Company's internal auditor or external independent auditor;

          (b) the director is currently employed by the Company's internal auditor or external independent auditor;

          (c) an immediate family member of the director is currently employed by the Company's internal auditor or external independent auditor and participates in the auditor's audit assurance or tax compliance (but not tax planning) practice; or

          (d) the director or an independent family member of the director was formerly employed by or a partner of the Company's internal auditor or external independent auditor and personally worked on the Company's audit;

     4. the director or an immediate family member of the director was an executive officer of another company and an executive officer of the Company served on the compensation committee of such other company; or

     5. (a) the director is an employee of a company that made payments to or received payments from the

----------------------------------
/1/ An immediate family member includes a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law, brother- and sister-in-law and anyone (other than a domestic employee) sharing the director's home.

/2/ An executive officer means a Section 16 reporting person under the Securities Exchange Act of 1934, as amended.

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

          Company for property or services, in any single fiscal year, of more than the greater of $1 million or 2% of the other company's consolidated gross revenues;

          (b) an immediate family member of the director is an executive officer of a company that made payments to or received payments from the Company for property or services, in any single fiscal year, of more than the greater of $1 million or 2% of the Company's consolidated gross revenues; or

          (c) the director or an immediate family member of the director serves as an officer, director or trustee of a tax exempt organization, and the Company's contributions to the organization, in any single fiscal year, are more than the greater of $3 million or 5% of that organization's consolidated gross revenues.

B. The following relationships are not by themselves considered to be material and would not by themselves impair a director's independence:

     1. a director (or an immediate family member of the director) serves as an executive officer, employee, partner or significant owner (more than 10%) of a company that made payments to or received payments from the Company, in any single fiscal year, of less than the greater of $1 million or 2% of the consolidated gross revenues of the other entity;

     2. a director is an executive officer of another company, which is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other, in any single fiscal year, is less than 2% of the total consolidated assets of the other company;

     3. a director (or an immediate family member of a director) serves as an officer, director or trustee of a tax exempt organization, and the Company's contributions to the organization, in any single fiscal year, are more than the greater of $1 million or 2% of that organization's consolidated gross revenues, provided that such contributions do not exceed the limits set forth in Paragraph A.5(c) above and that disclosure is made in the Company's annual proxy statement; or

     4. a director serves or served as a director of a subsidiary, which is a privately held, wholly-owned, direct or indirect subsidiary of the Company.

C. For all relationships not specifically and clearly addressed by the guidelines above, the determination of whether or not a director has a material relationship, and therefore whether or not the director qualifies as independent or not, shall be made by the Board based on the totality of circumstances.

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


                 INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

BOARD MEETINGS AND ANNUAL MEETING OF STOCKHOLDERS

The Board held in the fiscal year ended September 30, 2004 ("fiscal year 2004") nine (9) meetings (not including committee meetings). For fiscal year 2004, each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served. The Board has an Audit Committee, a Compensation Committee and a Corporate Governance Committee. To promote open discussion among the non-management directors (those directors who are not officers or employees of the Company), the non-management directors generally meet in executive session after regularly scheduled Board meetings without management. The independent directors (as defined below) meet in executive session a minimum of two times per year. Charles Crocker, an independent director, has been appointed to preside at the executive sessions of the non-management and the independent directors. The Board encourages directors to attend the annual meeting of stockholders. All of the Company's directors standing for re-election, other than Mr. Armacost who was elected to the Board as of December 21, 2004, attended last year's annual meeting.

COMMITTEE MEMBERSHIP AND MEETINGS

The current standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The table below provides current membership and meeting information.

                                             AUDIT                      COMPENSATION               CORPORATE GOVERNANCE
-------------------------------- ------------------------------ ------------------------------ -----------------------------
CHARLES CROCKER                                M                              C

ROBERT D. JOFFE                                                                                             C

THOMAS H. KEAN                                                                M                             M

CHUTTA RATNATHICAM                             C

LOUIS E. WOODWORTH                             M                              M                             M

2004 Meetings                                 10                              7                             6

M - Member
C - Chairman

Below is a description of each standing committee of the Board. The Board has affirmatively determined that each standing committee consists entirely of independent directors pursuant to rules established by the NYSE and promulgated under the Securities Exchange Act of 1934, as amended, and the Director Independence Standards established by the Board. See also "Director Independence Standards" above.

The Board has also determined that each current member of the Audit Committee is independent under the criteria established by the NYSE and the SEC for audit committee members.

THE AUDIT COMMITTEE

The Audit Committee currently consists of Messrs. Ratnathicam (Chairman), Crocker and Woodworth. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee: (1) the Company's financial reporting, auditing and internal control activities, including the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Company's internal audit function and independent auditors. The Audit Committee also prepares the report the Audit Committee is required to include in the Company's proxy statement. In addition, the Audit Committee is responsible for the appointment,

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

compensation, retention and oversight of the work of the independent auditors, including approval of all services and fees of the independent auditors. The Audit Committee meets with the Company's independent auditors and reviews the scope of their audit, the related reports and any recommendations they may make. The Audit Committee also reviews the annual audited financial statements for the Company.

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee met ten (10) times during fiscal year 2004. The Audit Committee Charter, as amended, is attached as Appendix A and posted in the corporate governance section of the Company's website. A written copy of the Charter may also be obtained by making a written request to the Company's Secretary at the Company's principal executive offices. The Board has determined that all Audit Committee members are financially literate under the NYSE listing standards and that Mr. Chutta Ratnathicam is an audit committee financial expert within the meaning of the rules and regulations of the SEC.

THE COMPENSATION COMMITTEE

The Compensation Committee currently consists of Messrs. Crocker (Chairman), Kean and Woodworth. The Compensation Committee has the responsibilities set forth in its charter and reviews and sets compensation for the Co-Chief Executive Officers, determines the general policies and guidelines for compensating other executive officers, and performs other duties as assigned from time to time by the Board. The Compensation Committee also administers the 2002 Universal Stock Incentive Plan, as amended and restated, (the "2002 Stock Plan"), the Amended and Restated Annual Incentive Compensation Plan, and the 2004 Key Executive Incentive Compensation Plan. The Compensation Committee met seven (7) times during fiscal year 2004. The Compensation Committee Charter, as amended, is attached as Appendix B and posted in the corporate governance section of the Company's website. A written copy of the Charter may also be obtained by making a written request to the Company's Secretary at the Company's principal executive offices.

THE CORPORATE GOVERNANCE COMMITTEE

The Corporate Governance Committee currently consists of Messrs. Joffe (Chairman), Kean and Woodworth. The Corporate Governance Committee has the responsibilities set forth in its charter and provides counsel to the Board of Directors with respect to the organization, function and composition of the Board and committees, and oversees the evaluation of the Board and management of the Company. The Corporate Governance Committee is also responsible for developing and recommending to the Board corporate governance policies and procedures applicable to Franklin. The Corporate Governance Committee met six
(6) times during fiscal year 2004. The Corporate Governance Committee Charter, as amended, is attached as Appendix C and posted in the corporate governance section of the Company's website. A written copy of the Charter may also be obtained by making a written request to the Company's Secretary at the Company's principal executive offices.

The Corporate Governance Committee is responsible for identifying candidates for election to the Board at the annual meeting of stockholders and uses a variety of means as it determines are necessary or appropriate, including recommendations of stockholders. The Corporate Governance Committee has adopted policies regarding nominations and qualifications of Directors. Under such policy, the Corporate Governance Committee may solicit recommendations from current and former directors, management or others who may be familiar with qualified candidates, and may consider current directors for re-nomination. The Corporate Governance Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm's fees and other retention terms) to assist in the identification of candidates.


                                       9
--------------------------------------------------------------------------------

The Corporate Governance Committee believes there are certain minimum skills and qualifications that each director nominee must possess or satisfy, including:

     *    high personal and professional integrity and ethical character;
     * significant accomplishments in business, finance, government, education, law, technology or other fields important to the operation of the Company;
     *    the ability to exercise  sound  business  judgment on a broad range of issues;
     * sufficiently broad experience and professional and educational background to have a general appreciation of the major issues facing public companies;
     * the willingness and ability to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its Committees; and
     * being prepared to represent the best interests of the Company and its stockholders and committed to enhancing stockholder value.

The Corporate Governance Committee also believes there are other skills and qualifications that at least one or more directors must possess or satisfy, including:

     * experience and knowledge of the industry sector in which the Company operates its businesses;
     *    a  majority  of  the  directors  being   "independent"   directors  in
          accordance  with the  corporate  governance  listing  standards of the
          NYSE;
     * at least three directors meeting the additional independence requirements for members of the Audit Committee of the Board in accordance with the applicable rules of the NYSE and the SEC;
     * at least three directors who are eligible to serve on the Audit Committee of the Board being "financially literate" or capable of becoming "financially literate" within a reasonable period of time; and
     * at least one director who is eligible to serve on the Audit Committee of the Board being an "audit committee financial expert" in accordance with applicable rules of the SEC.

In considering candidates for director nominee, the Corporate Governance Committee generally assembles all information regarding a candidate's background and qualifications, evaluates a candidate's mix of skills and qualifications and determines the contribution the candidate could be expected to make to the overall functioning of the Board, giving due consideration to the overall Board balance of diversity of perspectives, backgrounds and experiences. With respect to current directors, the Corporate Governance Committee considers past attendance at meetings and assesses the participation in and contributions to the activities of the Board. The Corporate Governance Committee, in its discretion, may designate one or more of its members to interview any candidate. In addition, the Corporate Governance Committee may seek input from the Company's management or the Board, who may interview any candidate. The
Corporate Governance Committee recommends director nominees to the Board based on its assessment of overall suitability to serve on the Board in accordance with the Company's policies.

The Corporate Governance Committee will consider candidates recommended for nomination to the Board by stockholders of the Company. Stockholders may make such a recommendation by submitting a completed Director Nomination Form, which is posted in the corporate governance section of the Company's website at WWW.FRANKLINTEMPLETON.COM, at least 120 days prior to the one-year anniversary of the date of the proxy statement for the preceding annual meeting. Completed Director Nomination Forms shall be sent to: Corporate Governance Committee, Franklin Resources, Inc., c/o Barbara J. Green, Secretary, One Franklin Parkway, San Mateo, CA 94403. This year our proxy statement is dated January 3, 2005; therefore we must receive any notice of recommendation by September 5, 2005.

The manner in which the Corporate Governance Committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the Corporate Governance Committee will also seek and consider information concerning any relationship between the stockholder and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Corporate Governance Committee will not


                                       10
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

evaluate a candidate recommended by a stockholder unless the Director Nomination Form provides that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service as publicly disclosed by the Company and to provide all of the information necessary to conduct an evaluation.

NON-EMPLOYEE DIRECTOR FEES

PAYMENTS TO DIRECTORS. In fiscal year 2004, directors who were not Franklin employees were paid $10,000 per quarter, plus $3,000 per meeting attended. These directors received a grant of restricted stock valued at $25,000 in December of 2003, and a stock grant valued at $40,000 in January of 2004. In addition to the per committee meeting fee of $1,500 paid to directors who serve on Board committees, Chairpersons of the Compensation Committee and the Corporate Governance Committee receive $1,250 per quarter and the Chairperson of the Audit Committee receives $2,500 per quarter. Effective January 1, 2005, directors who are not Franklin employees will be paid $12,500 per quarter, plus $3,000 per meeting and will receive an annual stock grant valued at $75,000 on the date of grant on January 25, 2005 and on the date of the annual organizational meeting of the Board in subsequent fiscal years. In addition, the Company has a policy of reimbursing certain health insurance coverage for a director who is retired from other employment and is not otherwise eligible for group health coverage under Franklin's group health plan or any other company's health plan. Franklin will reimburse the cost of health insurance coverage comparable to that provided to Franklin employees. During the fiscal year 2004, Mr. Woodworth, a director, was reimbursed $15,904 for health insurance expenses. In connection with their service as members of the Board of Directors of Fiduciary Trust Company International ("Fiduciary Trust"), a subsidiary of the Company, Messrs. Crocker, Joffe and Kean also received from Fiduciary Trust an annual retainer fee for Board services of $25,000 (paid quarterly) and an annual retainer fee for committee services of $5,000 (paid quarterly). Mr. Crocker also received $4,000 for his service as the Chairman of a committee.

DEFERRED DIRECTOR FEES. Franklin also allows directors to defer payment of their directors' fees, and to treat the deferred amounts as hypothetical investments in Franklin common stock. Upon termination, the number of shares of stock that the director hypothetically purchased are added together, and Franklin must pay the director an amount equal to the value of the hypothetical investment, including dividend reinvestment. Either Franklin or the individual director can terminate the fee deferral with ninety (90) days notice. Pursuant to the Deferred Compensation Agreement for Directors Fees, as amended, Mr. Woodworth elected to defer all of his director's fees. Mr. Crocker elected to defer all of his director's fees relating to his service as a director of Fiduciary Trust and 50% of his directors fees related to his service as a director of the Company. Mr. Joffe elected to defer fifty percent (50%) of his director's fees and receive the remainder in cash. Mr. McCarthy, a former director of the Company during fiscal year 2004, elected to defer his quarterly director's fee of $10,000 and receive all meeting fees and Chairman fees in cash.


                                       11
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

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the common stock beneficially owned by each stockholder known to us to beneficially own more than five percent (5%) of Franklin's total outstanding common stock as of November 30, 2004:

                                                            AMOUNT AND NATURE OF                      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER (a)                  BENEFICIAL OWNERSHIP(f)                       CLASS
---------------------------------------------------- ----------------------------------- -----------------------------------
CHARLES B. JOHNSON                                           44,859,416(b)(c)                           17.84%
RUPERT H. JOHNSON, JR.                                       37,842,496(b)(d)                           15.06%
ELIZABETH S. WISKEMANN                                       15,812,201(e)                               6.29%

(a) The addresses of Messrs. C. Johnson and R. Johnson, Jr. are: c/o Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403. The address of Ms. Elizabeth S. Wiskemann is: c/o Mr. John Bessolo, 7 Mount Lassen Drive, Suite B-156, San Rafael, CA 94905.

(b) Excludes 403,174 shares held as of November 30, 2004 by the Franklin Templeton Profit Sharing/401(k) Plan (the "Profit Sharing Plan"), for which Messrs. C. Johnson and R. Johnson, Jr. serve on the investment committee.

(c) Includes 37,245,352 shares held directly, 3,563,675 shares held in an IRA account and 3,000,000 shares held in a limited partnership for which Mr. C. Johnson holds sole voting and investment power. Also includes 45,059 shares, which may be purchased pursuant to currently exercisable options. Also includes 1,005,330 shares of which Mr. C. Johnson disclaims beneficial ownership, held by a private foundation of which Mr. C. Johnson is a trustee.

(d) Includes 35,252,145 shares held directly and 2,205,245 shares held in an IRA account for which Mr. R. Johnson, Jr. holds sole voting and investment power. Also includes 381,734 shares of which Mr. R. Johnson, Jr. disclaims beneficial ownership, held by a private foundation of which Mr. R. Johnson, Jr. is a trustee. Also includes 3,372 shares held by a member of Mr. R. Johnson, Jr.'s immediate family, of which Mr. R. Johnson, Jr. disclaims beneficial ownership.

(e) Includes (i) 6,815,698 shares held by Ms. Wiskemann, as trustee of the Elizabeth S. Wiskemann Family Trust, (ii) 7,713,349 shares held by Ms. Wiskemann as trustee of the Wiskemann Family Non-Exempt Marital Trust,
     (iii) 10,416 shares held by Ms. Wiskemann, as trustee of the Wiskemann Family Exempt Trust, and (iv) 1,015,000 shares held in an IRA account for which Ms. Wiskemann holds sole voting and investment power. Also includes 257,738 shares of which Ms. Wiskemann disclaims beneficial ownership, held by a private foundation, of which Ms. Wiskemann is a trustee.

(f) Except as described otherwise in the footnotes to this table, each beneficial owner in the table has sole voting and investment power with regard to the shares beneficially owned by such owner.


                                       12
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

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the common stock beneficially owned by each director, each executive officer named in the Summary Compensation Table, each nominee for director and all directors, nominees and executive officers as a group. The stock holdings are listed as of November 30, 2004:

                                                                   AMOUNT AND NATURE OF
NAME                                                              BENEFICIAL OWNERSHIP(a)           PERCENT OF CLASS
-------------------------------------------------------------- ----------------------------- -------------------------------
SAMUEL H. ARMACOST                                                          2,000                             *
JAMES R. BAIO                                                              66,461(b)                          *
JENNIFER J. BOLT                                                          611,919(c)                          *
HARMON E. BURNS                                                         1,703,996(d)                          *
CHARLES CROCKER                                                             7,503(e)(f)                       *
MARTIN L. FLANAGAN                                                      1,169,834(g)                          *
ROBERT D. JOFFE                                                             3,916(f)(h)                       *
CHARLES B. JOHNSON                                                     44,859,416(i)                        17.84%
GREGORY E. JOHNSON                                                        917,283(j)                          *
RUPERT H. JOHNSON, JR.                                                 37,842,496(k)                        15.06%
THOMAS H. KEAN                                                              8,873(l)                          *
CHUTTA RATNATHICAM                                                          2,417(m)                          *
PETER M. SACERDOTE                                                         27,417(n)                          *
MURRAY L. SIMPSON                                                          91,348(o)                          *
ANNE M. TATLOCK                                                           304,868(p)                          *
LOUIS E. WOODWORTH                                                      1,778,339(f)(q)                       *

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE
  OFFICERS AS A GROUP (CONSISTING OF 24 PERSONS)                       89,960,586(r)                        35.56%

* Represents less than 1% of class

(a) Excludes 403,174 shares held as of November 30, 2004 by the Profit Sharing Plan, for which Ms. Bolt, Mr. Burns, Mr. Flanagan, Mr. C. Johnson, Mr. G. Johnson, Mr. R. Johnson, Jr. and Ms. Tatlock serve on the investment committee. Except as described otherwise in the footnotes to this table, each beneficial owner in the table has sole voting and investment power with regard to the shares beneficially owned by such owner.

(b) Includes 26,462 shares held directly for which Mr. Baio holds sole vesting and investment power, and which includes a total of 9,752 shares of unvested restricted stock of which 601, 1,544 and 7,607 shares were granted in November 2002, November 2003 and November 2004, respectively, under the 2002 Stock Plan. Also includes 39,999 shares which may be purchased pursuant to currently exercisable options.

(c) Includes 469,227 shares held directly for which Ms. Bolt holds sole voting and investment power, and which includes a total of 11,948 shares of unvested restricted stock of which 1,127, 2,058 and 8,763 shares were granted in November 2002, November 2003 and November 2004, respectively, under the 2002 Stock Plan. Also includes 103,511 shares which may be purchased pursuant to currently exercisable options. Also includes 11,000 shares for which Ms. Bolt serves as an investment trustee of a subtrust for her brother, who is beneficiary under such trust. Also includes 39,181 shares held by Ms. Bolt's immediate family of which Ms. Bolt disclaims beneficial ownership.

(d) Includes 1,131,994 shares held directly and 500,002 shares held in an IRA account for which Mr. Burns holds sole voting and investment power. Also includes 72,000 shares of which Mr. Burns disclaims beneficial ownership, held by a private foundation of which Mr. Burns is a trustee.

(e) Includes 7,503 shares held directly for which Mr. Crocker holds sole voting and investment power, and which includes a total of 340 shares of unvested restricted stock granted in December 2003 under the 2002 Stock Plan.

(f) Does not include any hypothetical shares described under "Proposal No. 1, Election of Directors - Deferred Director Fees".


                                       13
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


(g) Includes 656,496 shares held directly for which Mr. Flanagan holds sole voting and investment power, and which includes a total of 57,507 shares of unvested restricted stock, of which 4,698, 15,436 and 37,373 shares were granted in November 2002, November 2003 and November 2004, respectively, under the 2002 Stock Plan. Also includes 513,338 shares, which may be purchased pursuant to currently exercisable options.

(h) Includes 3,916 shares held directly for which Mr. Joffe holds sole voting and investment power and which includes a total of 340 shares of unvested restricted stock granted in December 2003 under the 2002 Stock Plan.

(i)  See footnote (c) under "Security Ownership of Principal Stockholders".

(j) Includes 483,632 shares held directly for which Mr. G. Johnson holds sole voting and investment power, and which includes a total of 57,507 shares of unvested restricted stock, of which 4,698, 15,436 and 37,373 shares were granted in November 2002, November 2003 and November 2004, respectively, under the 2002 Stock Plan. Also includes 415,931 shares, which may be purchased pursuant to currently exercisable options. Also includes 17,720 shares held by members of Mr. G. Johnson's immediate family, of which Mr.
     G. Johnson disclaims beneficial ownership.

(k)  See footnote (d) under "Security Ownership of Principal Stockholders".

(l) Includes 8,873 shares held directly for which Mr. Kean holds sole voting and investment power, and which includes a total of 340 shares of unvested restricted stock granted in December 2003 under the 2002 Stock Plan.

(m) Includes 2,417 shares held directly for which Mr. Ratnathicam holds sole voting and investment power, and which includes a total of 340 shares of unvested restricted stock granted in December 2003 under the 2002 Stock Plan.

(n) Includes 27,417 shares held directly for which Mr. Sacerdote holds sole voting and investment power, and which includes a total of 340 shares of unvested restricted stock granted in December 2003 under the 2002 Stock Plan.

(o) Includes 28,014 shares held directly for which Mr. Simpson holds sole voting and investment power, and which includes a total of 9,605 shares of unvested restricted stock, of which 1,127, 2,058 and 6,420 shares were granted in November 2002, November 2003 and November 2004, respectively, under the 2002 Stock Plan. Also includes a total of 63,334 shares which may be purchased pursuant to currently exercisable options.

(p) Includes 193,502 shares held directly for which Ms. Tatlock holds sole voting and investment power, and which includes a total of 18,218 shares of unvested restricted stock, of which 2,931, 2,514, 2,333, 4,168 and 6,272 shares were granted in December 2001, September 2002, November 2002, November 2003 and November 2004, respectively, under the 2002 Stock Plan. Also includes 70,252 shares, which may be purchased pursuant to currently exercisable options. Also includes 38,493 shares held in an employee benefit plan in effect prior to the acquisition of Fiduciary Trust Company International by the Company. Also includes 2,621 shares held by a member of Ms. Tatlock's immediate family, of which Ms. Tatlock disclaims beneficial ownership.

(q) Includes 1,080,251 shares held directly for which Mr. Woodworth holds sole voting and investment power, and which includes a total of 340 shares of unvested restricted stock granted in December 2003 under the 2002 Stock Plan. Also includes 478,088 shares held in an IRA account for which Mr. Woodworth holds sole voting and investment power. Also includes 220,000 shares held by a member of Mr. Woodworth's immediate family, of which Mr. Woodworth disclaims beneficial ownership.

(r) Includes 1,616,390 shares, which may be purchased pursuant to currently exercisable options.


                                       14
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

The following table provides compensation information for the Company's Co-Chief Executive Officers and each of the four highest compensated executive officers of the Company (the "Named Executive Officers") for the fiscal year ended September 30 during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                             ANNUAL COMPENSATION                    COMPENSATION AWARDS
                                             -------------------                    -------------------
                                                                                                 SECURITIES
                                FISCAL                           OTHER ANNUAL     RESTRICTED     UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY     BONUS(a)   COMPENSATION    STOCK AWARDS    OPTIONS(h)    COMPENSATION
----------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN                2004   $789,138   $2,650,000   $ 50,094(b)   $2,350,014(e)         45,000    $   11,476(i)
PRESIDENT AND CO-CHIEF            2003   $785,758   $1,050,000        -        $1,134,132(f)        100,000    $    8,754
EXECUTIVE OFFICER                 2002   $728,119   $  812,500        -        $  463,726(g)        100,000    $    1,082

GREGORY E. JOHNSON                2004   $789,137   $2,650,000        -        $2,350,014(e)         45,000    $    5,476(i)
PRESIDENT AND CO-CHIEF            2003   $783,303   $1,050,000        -        $1,134,132(f)        100,000    $    2,214
EXECUTIVE OFFICER                 2002   $728,123   $  812,500        -        $  463,726(g)        100,000    $    1,082

ANNE M. TATLOCK                   2004   $596,535   $  650,000        -        $  383,909(e)         25,000    $  442,107(i)
VICE CHAIRMAN, MEMBER-            2003   $596,690   $  526,500        -        $  306,223(f)         45,000    $  434,402
OFFICE OF THE CHAIRMAN            2002   $555,583   $  296,500        -        $  775,016(g)              0    $  427,000

MURRAY L. SIMPSON                 2004   $671,344   $  406,250        -        $  399,943(e)         15,000    $   17,794(i)
EXECUTIVE VICE PRESIDENT          2003   $671,098   $  260,000        -        $  151,250(f)         20,000    $   14,593
AND GENERAL COUNSEL               2002   $627,350   $  195,000        -        $  111,301(g)         25,000    $   37,564

JENNIFER J. BOLT                  2004   $401,782   $  390,000        -        $  550,333(e)         17,500    $   11,464(i)
SENIOR VICE PRESIDENT             2003   $372,042   $  260,000        -        $  151,250(f)         20,000    $    8,238
AND CHIEF INFORMATION OFFICER     2002   $233,811   $  195,000        -        $  111,301(g)         30,000    $    5,452

JAMES R. BAIO                     2004   $401,169   $  373,750   $ 63,991(c)   $  476,784(e)         15,000    $   33,843(i)
SENIOR VICE PRESIDENT             2003   $350,874   $  195,000   $ 65,598(c)   $  113,438(f)         15,000    $  205,967(j)
AND CHIEF FINANCIAL OFFICER       2002   $253,054   $  104,000         -       $   59,385(g)         25,000    $  119,883(j)

CHARLES B. JOHNSON                2004   $594,330   $        0   $296,008(d)   $        0                 0    $    9,880(i)
CHAIRMAN OF THE BOARD, MEMBER-    2003   $594,330   $2,000,000   $296,560(d)   $        0                 0    $    7,557
OFFICE OF THE CHAIRMAN            2002   $554,707   $        0   $172,169(d)   $        0                 0    $    7,400
----------------------------------------------------------------------------------------------------------------------------

(a) Includes bonuses earned in the fiscal year and paid in the subsequent fiscal year.

(b) Includes $50,094 representing the incremental cost of personal use of Company aircraft by Mr. Flanagan during fiscal year 2004, based upon a personal rate per nautical mile of use as generally used by corporate aviation operators for cost and budget estimation purposes as published from time to time by Conklin & deDecker Associates, Inc. for each particular aircraft type utilized by the Company.

(c) Includes $62,731 representing relocation costs reimbursed to Mr. Baio in fiscal 2004 in connection with his relocation from Florida to California. Also includes $59,923 representing household and automobile relocation costs reimbursed to Mr. Baio in connection with his relocation from Florida to California during fiscal 2003.

(d) Includes $259,124, $293,380 and $144,001 representing the incremental cost of personal use of Company aircraft by Mr. C. Johnson during fiscal years 2004, 2003 and 2002, respectively, based upon a personal rate per nautical mile of use as generally used by corporate aviation operators for cost and budget estimation purposes as published from time to time by Conklin & deDecker

                                       15
--------------------------------------------------------------------------------

     Associates, Inc. for each particular aircraft type utilized by the Company. Also includes $30,642 representing the incremental costs associated with the personal use of Company-owned housing during fiscal year 2004. Mr. C. Johnson served as Chief Executive Officer of the Company during fiscal year 2004 until his resignation on December 31, 2003. Mr. C. Johnson continues to serve as Chairman of the Board.

(e) Recipients of restricted stock are entitled to vote such shares and receive dividends.

     The amounts in the Summary Compensation Table reflect restricted stock awards granted on November 8, 2004 and November 24, 2004 by the Compensation Committee, which were earned in fiscal year 2004 and awarded in fiscal year 2005. The following were the number of shares and value on the grant date of the fiscal year 2004 restricted stock awards granted on November 8, 2004 considered attributable to: Ms. Tatlock, 6,272 ($383,909); Mr. Simpson, 3,920 ($239,943); Mr. Baio, 3,607 ($220,784); and Ms. Bolt,
     3,763 ($230,333). The following were the number of shares and value of the fiscal year 2004 restricted stock awards granted on November 24, 2004: Mr. Flanagan, 37,373 ($2,350,014); Mr. G. Johnson, 37,373 ($2,350,014). The
     fiscal 2004 restricted stock awards vest in approximately three equal installments on September 30, 2005, September 29, 2006 and September 28, 2007.

     The amounts in the Summary Compensation Table also reflect restricted stock awards granted on November 15, 2004 by the Compensation Committee which were earned in fiscal year 2004 and awarded in fiscal year 2005. The following were the number of shares and value on the grant date of these fiscal year 2004 restricted stock awards considered attributable to: Mr.
     Simpson:  2,500 shares ($160,000);  Mr. Baio: 4,000 shares ($256,000);  Ms.
     Bolt: 5,000 shares ($320,000). The shares of common stock of the Company (the "Stock") granted to the executive officers listed above shall vest in full on September 28, 2007 unless subject to earlier vesting. An accelerated vesting of the Stock will occur if either or both of the following performance goals (the "Performance Goals") are achieved:

          One-third of the number of shares of Stock granted pursuant to the award (the "First Vesting Shares") shall vest (the "2005 Fiscal Year Operating Income Goal") if Operating Income (as defined below) for the fiscal year of the Company ending September 30, 2005 (the "2005 Fiscal Year") is at least 15% greater than Operating Income for the fiscal year of the Company ended September 30, 2004 (the "2004 Fiscal Year"). This accelerated vesting, if any, will be effective on the later of December 15, 2005 or ten (10) business days after the release of the annual financial statements included in the Company's Annual Report on Form 10-K for the 2005 Fiscal Year (the "First Vesting Date"). If the 2005 Fiscal Year Operating Income Goal is not met by the First Vesting Date, there shall be no acceleration of the vesting of the First Vesting Shares, even if the 2005 Fiscal Year Operating Income Goal is later achieved and such Stock shall vest in accordance with their terms on September 28, 2007.

          One-third of the number of shares of Stock granted pursuant to the award (the "Second Vesting Shares") shall vest (the "2006 Fiscal Year Operating Income Goal") if Operating Income for the fiscal year of the Company ending September 30, 2006 (the "2006 Fiscal Year") is at least 32.25% greater than Operating Income for the 2004 Fiscal Year. This accelerated vesting, if any, will be effective on the later of December 15, 2006 or ten (10) business days after the release of the annual financial statements included in the Company's Annual Report on Form 10-K for the 2006 Fiscal Year (the "Second Vesting Date"). If the 2006 Fiscal Year Operating Income Goal is not met by the Second Vesting Date, there shall be no acceleration of the vesting of the Second Vesting Shares, even if the 2006 Fiscal Year Operating Income Goal is later achieved and such Stock shall vest in accordance with their terms on September 28, 2007.

          "Operating Income" with respect to any fiscal year is defined as total operating revenues less total operating expenses determined on a consolidated basis reported in the annual financial statements included in the Company's Annual Report on Form 10-K for such fiscal year.

     At the end of the fiscal year ended September 30, 2004, the aggregate number and value of restricted stock holdings for the persons named in the Summary Compensation Table were:

     NAME                             NUMBER OF SHARES                VALUE
     ---------------------------------------------------------------------------
     M. FLANAGAN                           20,134                     $1,122,672
     G. JOHNSON                            20,134                     $1,122,672
     A. TATLOCK                            11,946                     $  666,109
     M. SIMPSON                             3,185                     $  177,596
     J. BOLT                                3,185                     $  177,596
     J. BAIO                                2,145                     $  119,605
     C.B. JOHNSON                               0                     $        0

     The above amounts exclude any restricted stock grants on November 8, November 15 and November 24, 2004, as described above.

(f) In fiscal year 2003, the Compensation Committee granted the following number of shares of restricted stock to the persons named in the Summary Compensation Table: Mr. Flanagan, 23,155; Mr. G. Johnson, 23,155; Ms. Tatlock, 6,252; Mr. Simpson, 3,088; Mr. Baio, 2,316; and Ms. Bolt, 3,088. The fiscal 2003 restricted stock vested or will vest in approximately three equal installments on September 30, 2004, September 30, 2005, and September 29, 2006.

(g) In fiscal year 2002, the Compensation Committee granted the following number of shares of restricted stock to the persons named in the Summary Compensation Table: Mr. Flanagan, 14,095; Mr. G. Johnson, 14,095; Ms. Tatlock, 14,543; Mr. Simpson, 3,383; Mr.

                                       16
--------------------------------------------------------------------------------

     Baio, 1,805; and Ms. Bolt, 3,383. The fiscal 2003 restricted stock vested or will vest in approximately three equal installments on September 30, 2003, September 30, 2004, and September 30, 2005. In addition, Ms. Tatlock received a restricted stock grant of 8,793 shares, which vested or will vest in approximately three equal installments on December 31, 2002, December 31, 2003, and December 31, 2004.

(h) Represents options granted November 12, 2003, which vest in equal one-third increments over a 3-year period. There were no options granted after November 2003 to the Named Executive Officers.

(i) The amounts in the Summary Compensation Table reflect the following amounts paid or contributed by the Company in fiscal year 2004 to: Mr. Flanagan:
     $4,936 for the combined Profit Sharing/401(k) Plan (collectively, the "Profit Sharing Plan") and $4,944 for premium payments under the Franklin Templeton Companies, Inc. Employee Welfare Plan (the "EW Plan"); Mr. G.
     Johnson: $10,935 for the Profit Sharing Plan and $540 for premium payments under the EW Plan; Ms. Tatlock: $10,936 for the Profit Sharing Plan, $6,172 for premium payments under the EW Plan, and $425,000, which represents annual cash payments, which Ms. Tatlock was entitled to receive under her employment agreement with the Company (see the "Employment Contracts and Change-In Control Arrangements" section); Mr. Simpson: $10,936 for the Profit Sharing Plan and $6,858 for premium payments under the EW Plan; Ms.
     Bolt: $10,936 for the Profit Sharing Plan and $529 for premium payments under the EW Plan; Mr. Baio: $10,936 for the Profit Sharing Plan; $1,152 for premium payments under the EW Plan, and $21,756, which represent the value of matching shares under the Employee Stock Investment Plan; and Mr.
     C. Johnson: $4,936 for the Profit Sharing Plan and $4,944 for premium payments under the EW Plan.

(j) Also includes a relocation cash bonus of $170,000 and $100,000, which Mr. Baio was entitled to receive under his relocation agreement from the Company in fiscal years 2003 and 2002, respectively.

                                       17
--------------------------------------------------------------------------------

                        OPTION GRANTS IN LAST FISCAL YEAR

During the last fiscal year ended September 30, 2004, options were granted to the persons listed in the Summary Compensation Table as indicated in the table below. No stock appreciation rights were awarded.

                                                    INDIVIDUAL GRANTS
                                                    -----------------
                                                                                                       POTENTIAL
                                                                                                  REALIZABLE VALUE AT
                                                  % OF TOTAL                                    ASSUMED ANNUAL RATES OF
                                  NUMBER OF         OPTIONS                                     STOCK PRICE APPRECIATION
                                 SECURITIES       GRANTED TO                                        FOR OPTION TERM
                                 UNDERLYING      EMPLOYEES IN     EXERCISE OR                             (d)
                               OPTIONS GRANTED    FISCAL YEAR      BASE PRICE    EXPIRATION
NAME                                 (a)              (c)          ($/SHARE)        DATE         5% ($)         10% ($)
----------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN                 45,000(b)          2.5%          $48.98        11/11/13     $1,386,147     $3,512,768
GREGORY E. JOHNSON                 45,000(b)          2.5%          $48.98        11/11/13     $1,386,147     $3,512,768
ANNE M. TATLOCK                    25,000(b)          1.8%          $48.98        11/11/13      $ 770,081     $1,951,538
MURRAY L. SIMPSON                  15,000(b)          0.8%          $48.98        11/11/13      $ 462,049     $1,170,923
JENNIFER J. BOLT                   17,500(b)          1.0%          $48.98        11/11/13      $ 539,057     $1,366,076
JAMES R. BAIO                      15,000(b)          0.8%          $48.98        11/11/13      $ 462,049     $1,170,923
CHARLES B. JOHNSON                      0               0%              -            -              -              -
----------------------------------------------------------------------------------------------------------------------------

(a) All options in this column were granted under our 2002 Universal Stock Incentive Plan. All options have an exercise price equal to the fair market value of the underlying common stock on the date of grant.

(b) Represents options granted on November 12, 2003, which become exercisable in equal one-third increments over a 3-year period.

(c) Represents the aggregate percentage granted to each Named Executive Officer of the total options awarded to employees of 1,824,244 shares in fiscal year 2004.

(d) We are required by the SEC to use a 5% and 10% assumed rate of appreciation over the applicable option term. This does not represent our estimate or projection of the future common stock price. If Franklin's common stock does not appreciate in value from the grant price, the Named Executive Officers will receive no benefit from the options.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in fiscal year 2004 by the persons listed in the Summary Compensation Table and the value of their unexercised options at September 30, 2004.

                                                                        NUMBER OF SECURITIES
                                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                SHARES ACQUIRED                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                  ON EXERCISE       VALUE REALIZED        FISCAL YEAR-END                FISCAL YEAR-END
NAME                                  (#)               ($)           EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(a)
------------------------------ ------------------- ------------------ -------------------------    ----------------------------
MARTIN L. FLANAGAN                   82,800            $1,198,058         513,338/63,333           $9,854,414/$868,727
GREGORY E. JOHNSON                  100,000            $1,489,645         415,931/63,333           $8,044,505/$868,727
ANNE M. TATLOCK                           0                 $0.00          70,252/63,584           $1,311,667/$1,025,258
MURRAY L. SIMPSON                    20,000              $437,914          63,334/16,666           $1,145,815/$220,185
JENNIFER J. BOLT                     35,500              $501,800         103,511/18,332           $1,987,848/$231,480
JAMES R. BAIO                             0                 $0.00          39,999/15,000           $  713,649/$182,100
CHARLES B. JOHNSON                        0                 $0.00          45,059/0                $1,022,550/$0

(a) The market value of underlying securities is based on the closing price of Franklin's common stock on the NYSE on September 30, 2004 of $55.76 per share minus the exercise price.


                                       18
--------------------------------------------------------------------------------

                         LONG-TERM INCENTIVE PLAN AWARDS

On December 15, 2004, after the fiscal year 2004, the Compensation Committee of the Board of Directors approved the grant of restricted stock awards under the 2002 Stock Plan to the Co-Chief Executive Officers. The following were the numbers of shares and value of the restricted stock awards that were granted to Mr. Flanagan: 15,625 shares, ($1,000,000) and Mr. G. Johnson: 15,625 shares,
($1,000,000). The restricted stock awards vest upon the achievement of certain increases in pre-tax operating income for a fiscal year of the Corporation. Pre-tax operating income is defined as total operating revenue less total operating expenses determined on a consolidated basis and is reported in the Corporation's annual financial statements as operating income. One-third of the shares of restricted stock shall vest if pre-tax operating income for the 2005, 2006 or 2007 fiscal year is at least 15% greater than pre-tax operating income for the 2004 fiscal year. Two-thirds of the shares of restricted stock shall vest if pre-tax operating income for the 2005, 2006 or 2007 fiscal year is at least 32.25% greater than pre-tax operating income for the 2004 fiscal year. All of the shares of restricted stock shall vest if pre-tax operating income for the 2005, 2006 or 2007 fiscal year is at least 52.09% greater than pre-tax operating income for the 2004 fiscal year. After the conclusion of the 2007 fiscal year, any shares of restricted stock that do not vest based upon the achievement of the foregoing performance goals related to increases in pre-tax operating income shall be forfeited back to the Corporation. These awards differ in structure from those granted to other top contributing employees and officers of the Company, in that specific installments of restricted stock are subject to company-related performance metrics in order to be vested over a three-year period. Should those performance metrics not be achieved, the awards will be forfeited either in whole or in part at the end of the performance-vesting period. The Compensation Committee intended that the design and structure of the Co-Chief Executive Officer performance share awards be aligned wholly and clearly with the Company's performance, and therefore, the stockholders' interests.


             EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

During the first quarter of fiscal year 2004, Mr. Charles B. Johnson had an employment contract with Franklin, which terminated on December 31, 2003, pursuant to which the Company was obligated, in the event of Mr. C. Johnson's death or permanent disability, to pay one year's salary to his estate. Under the contract, Mr. C. Johnson was employed as the Chairman of the Board, Chief Executive Officer, and Member - Office of the Chairman at a salary determined from time to time by the Board, which assigned the review of Mr. C. Johnson's compensation arrangements to the Compensation Committee.


Ms. Anne M. Tatlock has a five year employment agreement with Franklin and Fiduciary Trust, which commenced in April 2001. Under the employment agreement, Ms. Tatlock was entitled to a base salary equal to a minimum of $590,000 per year, which is subject to review by the Chief Executive Officer and Franklin's Compensation Committee (which shall not result in a decrease in such base salary). Ms. Tatlock was also entitled to, at a minimum, the following bonus and incentive compensation: (a) a bonus for each period (i) commencing January 1, 2001 and ending December 31, 2001 and (ii) commencing January 1, 2002 and ending September 30, 2002, on an annualized basis, of not less than $609,281, of which Ms. Tatlock is entitled to receive an annualized short-term bonus of $296,500 payable in cash and an annualized long-term bonus of $312,781 to be granted in the form of restricted stock that vests over 3 years; (b) after September 30, 2002, awards, grants or payments that may be awarded under Franklin's incentive compensation plan; (c) additional services compensation, in the amount of $2,125,000, which is payable in equal annual cash payments of $425,000 over five years, subject to certain conditions relating to Ms. Tatlock's continued employment; (d) stock options representing 38,836 shares of common stock of Franklin, 50% of which were exercisable on April 10, 2004 and 50% of which are exercisable on April 10, 2005, subject to Ms. Tatlock's continued employment with Franklin; (e) an allowance for financial and tax planning of up to $15,000 for fiscal year 2001 and $5,000 for each subsequent fiscal year during the term of the employment agreement; and (f) such luncheon club memberships and other memberships in accordance with Fiduciary Trust's policy and practices.


                                       19
--------------------------------------------------------------------------------

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF FRANKLIN'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FILINGS MADE BY FRANKLIN UNDER THOSE STATUTES, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY PRIOR FILINGS NOR FUTURE FILINGS MADE BY FRANKLIN UNDER THOSE STATUTES.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is composed entirely of non-employee directors who are independent, as defined under the New York Stock Exchange listing standards. The role of the Compensation Committee is to oversee our compensation plans and policies, review and set compensation for the Company's Co-Chief Executive Officers, determine the general policies and guidelines for compensating other executive officers, and perform other duties as assigned from time to time by the Board of Directors of the Company. The Compensation Committee also administers the Company's Amended and Restated Annual Incentive Compensation Plan (the "Incentive Plan"), the 2004 Key Executive Incentive Compensation Plan ("Key Executive Incentive Plan") and the 2002 Universal Stock Incentive Plan (the "2002 Stock Plan") which is the successor to the Amended and Restated 1998 Universal Stock Incentive Plan. The Compensation Committee's charter reflects these various responsibilities, and the Committee and the Board periodically review and revise the charter. The current Compensation Committee charter is posted in the corporate governance section of the Company's website.

This report discusses the Committee's overall objectives in designing the Company's compensation programs. It also reviews the Compensation Committee's compensation determinations in 2004 for the Co-Chief Executive Officers and the Company's executive officers, including other executive officers named (the "Named Executive Officers") in the Summary Compensation Table elsewhere in this Proxy Statement.

COMPENSATION PHILOSOPHY AND POLICIES

The Compensation Committee believes that total compensation should vary with the Company's performance in achieving financial and non-financial objectives and that compensation should be aligned with the interests of the stockholders. The Committee further believes that at least a portion of compensation should encourage executive officers to focus on the Company's long-range growth and development. The Company's compensation program for executive officers (including the Co-Chief Executive Officers) consists primarily of salary and annual cash and equity incentive bonuses based upon individual and Company performance.

In its review of executive officer compensation, and, in particular, in determining the amount and form of awards under the Incentive Plan, Key Executive Incentive Plan and 2002 Stock Plan, the Compensation Committee generally considers, among other things: market survey information with respect to cash and long-term compensation for comparable companies; amounts paid to the executive officer in prior years as salary, bonus and other compensation; the officer's responsibilities and performance during the fiscal year ended
September 30, 2004; and the Company's overall performance during prior fiscal years and its future objectives and challenges.

The Company generally uses a combination of employee benefit plans to award bonuses to employees including executive officers. The overall bonus pool is determined pursuant to the Incentive Plan, which allows for both cash and stock awards to Company employees, including executive officers. Bonuses awarded to the Co-Chief Executive Officers are generally made under the Key Executive Incentive Plan, which was ratified and approved by stockholders in fiscal 2004. A component of such awards may be in the form of equity securities, as was the case in fiscal 2004, which awards are granted through the 2002 Stock Plan. As a general matter, the size of the award pool available for bonus payments is a percentage of the Company's net operating income, exclusive of passive income and calculated before interest, taxes, extraordinary and certain special items, and before the accrual of awards under both the Incentive Plan and the Key Executive Incentive Plan (referred to as "Pre-Tax Operating Income"). In determining the percentage of the Pre-Tax Operating Income that will go into the award pool, the Compensation Committee considers a variety of factors, including the performance of the Company's stock compared to the indices set forth in the performance graph included in this Proxy Statement and the increase or decrease in market price of the Company's common stock.


                                       20
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


In 2004, the Compensation Committee directly engaged a third-party compensation consultant to provide independent analyses of, and counsel on, the Company's executive compensation program and practices. The role of the independent consultant is to objectively assess all comparative elements of executive officer compensation, including market competitiveness and the judiciousness of base, variable and long-term compensation.

SALARIES

Base salaries are evaluated annually for all executive officers, including the Co-Chief Executive Officers. In connection with a Company-wide review of base salaries, the Compensation Committee determined that employees, including the Named Executive Officers (Messrs. C. Johnson, M. Flanagan, G. Johnson, M. Simpson, and J. Baio and Mmes. A. Tatlock, and J. Bolt), whose salary levels were in excess of a pre-determined amount would not be eligible to receive an increase to base salary for fiscal 2004. This decision was based upon several considerations, including the desire to limit base salary increases to executive officers who, the Committee believes, should have a majority component of their annual pay in variable compensation tied to Company performance, while judiciously managing the Company's compensation expenses. Consequently, the base salaries of each of the Named Executive Officers were not increased for fiscal 2004.

INCENTIVE COMPENSATION

The Compensation Committee determined that each of the Named Executive Officers, including the Co-Chief Executive Officers, warranted incentive bonus awards in respect of fiscal 2004 performance. Each bonus award was comprised of a combination of cash and restricted stock. In contrast to past years, and in light of pending accounting treatment of stock options, there were no stock options granted in fiscal 2004. In the compensation tables included in this Proxy Statement, stock options reported reflect the prior fiscal year grant, consistent with the Company's past practice. In particular, the Company reports the cash and restricted stock portion of any bonus award earned during a particular fiscal year by a Named Executive Officer, and reports the stock option related portion of any bonus awarded for a particular fiscal year only after it has actually been awarded, which normally occurs in the subsequent fiscal year.

In making the awards to the Named Executive Officers, the Compensation Committee considers, as discussed above, a number of different individual and Company performance factors. In particular, the Committee considered the following: the 54.4% increase to Pre-Tax Operating Income between the end of fiscal year 2003 through fiscal year 2004; the 26.1% increase in the Company's simple monthly average assets under management; and the 26.1% increase in the value of the Company's common stock from the end of fiscal year 2003. The foregoing performance factors were taken into consideration in determining to increase both the award pool and size of awards granted to employees.

The Compensation Committee notes that Ms. A. Tatlock, in addition to her incentive bonus award, received the third of five equal annual $425,000 cash payments pursuant to the terms of her 2001 employment agreement, in respect of a previously agreed upon integration services cash bonus.

For fiscal year 2004, the Compensation Committee awarded other employees, including other executive officers, bonuses consisting of cash and restricted stock. Consistent with the practice established in fiscal year 2000, bonuses awarded were comprised of 65% cash and 35% deferred vesting restricted stock. Certain non-executive officer Company employees, whose awards were in excess of $1.0 million, were awarded those amounts in excess of $1.0 million in the form of 50% cash and 50% of such restricted stock. The Compensation Committee determined that the bonuses awarded to Messrs. G. Johnson and M. Flanagan should be treated in a consistent manner as that of other highly compensated non-executive officer employees.

In addition, in cases where special recognition of contributions was warranted, additional performance-based restricted stock awards were granted to employees, including executive officers. While these awards have an established vesting date of September 28, 2007, a performance feature was designed to accelerate vesting of a portion of shares should corporate performance measures exceed established target levels.


                                       21
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


CO-CEO COMPENSATION

On January 1, 2004, Messrs. G. Johnson and M. Flanagan became Co-Chief Executive Officers of the Company. In determining incentive compensation for Messrs. G. Johnson and M. Flanagan, the Compensation Committee considered a number of individual and Company performance factors, as described in the Key Executive Incentive Plan. In light of the Company's very strong performance this fiscal year, the Compensation Committee awarded Messrs. G. Johnson and M. Flanagan cash and restricted stock incentive bonuses valued at $5 million each under the Key Executive Incentive Plan. The Compensation Committee also determined that an additional performance-based restricted stock award would be granted to each Co-Chief Executive Officer under the 2002 Stock Plan. These awards differ in structure from those granted to other top contributing employees and officers of the Company, in that specific installments of restricted stock are subject to company-related performance metrics in order to be vested over a three-year period. Should those performance metrics not be achieved, the awards will be forfeited either in whole or in part at the end of the performance-vesting period. The Compensation Committee intended that the design and structure of the Co-Chief Executive Officer performance share awards be aligned wholly and clearly with the Company's performance and therefore the stockholders interests.

The compensation of Mr. C. Johnson, who was Chief Executive Officer of the Company until January 1, 2004, at which time he assumed his current role as Chairman, reflects his status as a principal stockholder of the Company. Mr. C. Johnson's compensation is significantly lower than that received by chief executive officers or chairmen of comparable companies. The Compensation Committee considers a number of individual factors and Company performance factors in determining incentive compensation for Mr. C. Johnson, as they would with the other executive officers of the company. The Compensation Committee also took into account Mr. C. Johnson's position as a principal stockholder of the Company, and the dividends received on those holdings, in determining his compensation and bonus. The Compensation Committee believes that because of his large share holdings of Company common stock, Mr. C. Johnson is materially impacted by changes in the Company's stock price. Therefore, the Compensation
Committee determined not to award an incentive bonus to Mr. C. Johnson for fiscal 2004.

OTHER BENEFITS AND PERQUISITES

All executive officers are entitled to receive medical, life and disability insurance coverage and other corporate benefits available to most employees of the Company. All executive officers participate in a combined Profit Sharing/401(k) Plan. The Board determines contributions to this Plan.

TAX DEDUCTIBILITY OF COMPENSATION

In evaluating compensation program alternatives, the Compensation Committee considers the potential impact on the Company of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. Section 162(m) limits to $1 million the amount that a publicly traded corporation, such as the Company, may deduct for compensation paid in any year to its chief executive officer or any other of its four most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million per executive officer limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the Company's stockholders.

The Compensation Committee endeavors to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining competitive compensation. The Company expects that performance-based awards either in the form of cash or restricted stock should qualify for the performance-based compensation exception to Section 162(m). The Compensation Committee, however, believes that it is important for it to retain maximum flexibility in designing compensation programs that are in the best interests of the Company and its stockholders. Therefore, the Compensation Committee, while considering tax deductibility as a factor in determining compensation, will not limit compensation to those levels or types of compensation that will be


                                       22
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


deductible if it believes that the compensation is commensurate with the performance of the covered employee and is necessary and appropriate to meet competitive requirements.

Respectfully Submitted:

COMPENSATION COMMITTEE
Charles Crocker
Thomas H. Kean
Louis E. Woodworth

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are set forth in the preceding section. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2004. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation Committee of the Company.

In fiscal year 2004, Michael P. McCarthy, a senior vice president and portfolio manager of Franklin Advisers, Inc., a subsidiary of the Company, and the son of James A. McCarthy, a former director of the Company and member of the Compensation Committee during the 2004 fiscal year, was paid $1,083,402, which included a cash bonus of $825,000. Mr. M. McCarthy also received 9,408 shares of restricted stock. Mr. M. McCarthy's base salary for fiscal year 2005 is $325,001. Mr. M. McCarthy is entitled to receive medical, life and disability insurance coverage and other benefits available generally to employees of the Company.


                                       23
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


                    EQUITY COMPENSATION PLAN INFORMATION /1/

The following table sets forth certain information as of September 30, 2004 with respect to the shares of the Company's common stock that may be issued under the Company's existing compensation plans that have been approved by stockholders and plans that have not been approved by stockholders.

                                                                                                     NUMBER OF SECURITIES
                                                                                                      REMAINING AVAILABLE
                                                                                                      FOR FUTURE ISSUANCE
                                         NUMBER OF SECURITIES                                            UNDER EQUITY
                                           TO BE ISSUED UPON        WEIGHTED-AVERAGE EXERCISE         COMPENSATION PLANS
                                              EXERCISE OF              PRICE OF OUTSTANDING          (EXCLUDING SECURITIES
                                         OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND               REFLECTED IN
                                          WARRANTS AND RIGHTS                 RIGHTS                      COLUMN (a))
 PLAN CATEGORY                                    (a)                          (b)                            (c)
 ------------------------------------ -- ---------------------- --- --------------------------- --- ------------------------
 Equity compensation plans approved
  by security holders /2/                      11,268,840 /3/                 $38.16                      9,977,018 /4/

 Equity compensation plans not
  approved by security holders                          0                          0                              0
 ------------------------------------ -- ---------------------- --- --------------------------- --- ------------------------
 TOTAL                                         11,268,840                     $38.16                      9,977,018
 ------------------------------------ -- ---------------------- --- --------------------------- --- ------------------------

(1) The table includes information for equity compensation plans assumed by the Company in connection with acquisitions of the companies that originally established those plans.

(2) Consists of the 2002 Stock Plan and the 1998 Employee Stock Investment Plan (the "Purchase Plan"). Equity securities granted under the 2002 Stock Plan may include awards contemplated by the Amended and Restated Annual Incentive Compensation Plan and the 2004 Key Executive Incentive Compensation Plan.

(3) Excludes options to purchase accruing under the Company's Purchase Plan. Under the Purchase Plan each eligible employee is granted a separate option to purchase up to 2,000 shares of common stock each semi-annual accrual period on January 31 and July 31 at a purchase price per share equal to 90% of the fair market value of the common stock on the enrollment date or the exercise date, whichever is lower.

(4) Includes shares available for future issuance under the Purchase Plan. As of September 30, 2004, 1,436,376 of shares of common stock were available for issuance under the Purchase Plan.


                                       24
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

                                PERFORMANCE GRAPH

The following performance graph compares the performance of an investment in Franklin's common stock for the last five (5) fiscal years to that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an index to which the Company was added in April 1998, and to the Standard & Poor's 500 Financials Index (the "S&P 500 Financials Index"). The S&P 500 Index
consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of
U.S. equity performance. The S&P 500 Financials Index is a capitalization-weighted index of the stocks of approximately 70 companies that are in the S&P 500 Index and whose primary business is in a sub-sector of the financial industry. It is designed to measure the performance of the financial sector of the S&P 500 Index. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on September 30, 1999 and that all dividends were reinvested.


                                           COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

               Sep       Oct        Nov      Dec        Jan        Feb        Mar       Apr        May       Jun      Jul       Aug
FY99
Franklin
Resources:  $100.00    114.52     102.86   105.10     116.99      89.12     109.81    105.91      98.52     99.95   118.05    125.04
S&P 500:    $100.00    106.33     108.49   114.87     109.10     107.04     117.50    113.97     111.63    114.38   112.60    119.59
Fin. Index  $100.00    116.67     110.95   108.76     105.31      93.92     111.31    107.82     115.04    108.07   119.24    130.68

FY00
Franklin
Resources:   146.39    141.15     119.31   125.75     154.33     137.76     129.30    144.31     147.12    151.32   142.84    135.85
S&P 500:     113.27    112.79     103.91   104.42     108.12      98.27      92.04     99.19      99.86     97.43    96.47     90.44
Fin. Index   133.78    133.19     125.34   136.67     136.29     127.34     123.50    128.09     133.25    133.20   131.05    123.07

FY01
Franklin
Resources:   114.79    106.50     118.61   117.25     124.49     135.83     139.59    139.52     144.95    141.98   114.55    116.78
S&P 500:      83.13     84.72      91.22    92.02      90.67      88.92      92.27     86.68      86.04     79.92    73.69     74.17
Fin. Index   115.80    113.66     121.77   124.43     122.49     120.70     128.73    125.29     125.09    119.15   109.71    111.95

FY02
Franklin
Resources:   103.77    110.31     123.55   114.20     111.72     109.48     110.54    117.15     125.52    131.48   146.22    145.34
S&P 500:      66.12     71.93      76.16    71.69      69.81      68.76      69.43     75.15      79.10     80.11    81.53     83.11
Fin. Index    98.87    107.80     112.23   106.22     104.45     101.19     100.79    113.13     119.10    119.40   124.88    123.62

FY03
Franklin
Resources    148.77    159.83     161.21   175.75     195.03     190.74     188.26    185.39     170.00    169.33   163.43    180.43
S&P 500       82.23     86.88      87.65    92.24      93.93      95.24      93.80     92.33      93.59     95.41    92.25     92.62
Fin. Index   124.44    133.01     132.64   139.15     143.58     147.38     145.93    139.20     141.76    142.46   139.51    144.20

FY04
Franklin
Resources:   189.15
S&P 500:      93.62
Fin. Index   142.96

                                 1999            2000            2001            2002            2003            2004
                                 ----            ----            ----            ----            ----            ----
Franklin Resources, Inc.        100.0           146.4           114.8           103.8           148.8           189.2
S&P 500 Index                   100.0           113.3            83.1            66.1            82.2            93.6
S&P 500 Financials Index        100.0           133.8           115.8            98.9           124.4           143.0

                                       25
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

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF FRANKLIN'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FILINGS MADE BY US UNDER THOSE STATUTES, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY PRIOR FILINGS NOR FUTURE FILINGS MADE BY FRANKLIN UNDER THOSE STATUTES.

                          REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Franklin Resources, Inc. (the "Company") consists of Chutta Ratnathicam, Charles Crocker and Louis E. Woodworth. Each of the members of the Audit Committee is independent as defined under the New York Stock Exchange ("NYSE") rules and applicable law. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee's function is more fully described in the written charter, which is attached as Appendix A to this Proxy Statement. Chutta Ratnathicam serves as the Chairman.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2004 with the Company's management.

The Audit Committee has discussed with PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed the independence of PwC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, for filing with the SEC.

Respectfully Submitted:

AUDIT COMMITTEE
Chutta Ratnathicam, Chairman
Charles Crocker
Louis E. Woodworth


                                       26
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

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The   Board,    with   the   ratification   of   the    stockholders,    engaged
PricewaterhouseCoopers LLP ("PwC") to perform an annual audit of the Company's financial statements for the fiscal year 2004.

The following table sets forth the approximate aggregate fees billed or expected to be billed to the Company for fiscal years 2004 and 2003 by PwC for the audit of the Company's annual financial statements and services rendered by PwC.

(in thousands)                                    FISCAL YEARS ENDED
------------------------------ -------------------------------------------------
                                        2004                               2003
------------------------------ -------------------------------------------------
AUDIT FEES                           $ 1,800                            $ 1,500
AUDIT RELATED FEES (a)               $   700                            $   500
TAX FEES (b)                         $   700                            $ 1,000
ALL OTHER FEES (c)                   $   200                            $ 1,100
------------------------------ -------------------------------------------------
TOTAL FEES                           $ 3,400                            $ 4,100
------------------------------ -------------------------------------------------

(a) Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. Such services related primarily to internal control examinations pursuant to the Statement of Auditing Standards No. 70, audits of employee benefit plans and other attestation services.

(b) Tax Fees consist of tax preparation and compliance services rendered by PwC.

(c) All Other Fees consist principally of services rendered in connection with assistance in regulatory reporting in various jurisdictions and tax advice and tax planning.

NOTE: 2.0% of the fees for services described under Audit Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee pursuant to the pre-approval waiver requirements under 17 CFR 210.2-01(c)(7)(i)(C), of which 1.9% represented Tax Fees and 0.1% represented All Other Fees.

PRE-APPROVAL PROCESS AND POLICY

The audit and non-audit services provided to the Company and its subsidiaries by PwC, the independent auditors, during fiscal year 2004 were pre-approved by the Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by PwC. This policy describes the permitted audit, audit-related, tax and other services that the independent auditors may perform.

Any requests for audit, audit-related, tax and other services must initially be submitted to the Company's Chief Financial Officer (the "CFO"). Any requests preliminarily approved by the CFO are then submitted to the Audit Committee for final and specific pre-approval. Normally, pre-approval is considered at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings up to a designated approval amount (the "Chairman Approval Amount"), has been delegated to the Chairman of the Audit Committee. The decision of the Chairman to grant specific pre-approval of a service shall be presented to the Audit Committee at its next scheduled meeting. If the estimated fees for proposed services exceed the Chairman Approval Amount, specific pre-approval by the entire Audit Committee shall be required.


                                       27
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


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to the time that Franklin acquired substantially all of the assets of Templeton, Galbraith & Hansberger Ltd. ("Templeton") in 1992, Templeton made a loan to Mr. Martin L. Flanagan secured by a deed of trust on Mr. Flanagan's then residence in Nassau, Bahamas. Such loan was outstanding to a subsidiary of the Company and bore interest at the annual rate of 5.98%. The largest aggregate amount outstanding during fiscal year 2004 was $330,380. On or about December 4, 2004, Mr. Flanagan paid off the outstanding amount of the loan.

In October 1997, prior to the time that Mr. Charles R. Sims became an executive officer of Franklin, in connection with his relocation from Canada to California, Franklin made a loan to Mr. Sims, which is secured by a deed of trust on his residence and bears interest at the annual rate of 5%. The largest amount outstanding on the loan during fiscal year 2004 was $586,203 and as of November 30, 2004, $573,355 was outstanding.

In accordance with the Sarbanes-Oxley Act of 2002, the Company will not enter into any similar such loan transactions with its executive officers or directors.

During fiscal year 2004, Franklin Templeton Bank & Trust, F.S.B., and various bank related subsidiaries of Fiduciary Trust, a subsidiary of Franklin, entered into various transactions in the ordinary course of their business with certain directors or executive officers of Franklin and members of their immediate families. In particular, these transactions involved loans, deposits and sales of commercial paper, certificates of deposit and other money market instruments and certain other banking transactions, including, among others, a loan made in March 2002 to Harmon E. Burns, Vice Chairman and Director of the Company. As transactions made in the ordinary course of business, all such transactions were made on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

In fiscal year 2004, Robert Dean, a vice president and portfolio manager for Franklin Advisers, Inc., a subsidiary of the Company, and the son-in-law of Mr. Burns, a Vice Chairman and director of the Company, was paid $300,976, which included a cash bonus of $162,500. Mr. Dean also received 1,568 shares of restricted stock. Mr. Dean's base salary for fiscal year 2005 is $152,500. Mr. Dean is entitled to receive medical, life and disability insurance coverage and other benefits available generally to employees of the Company.

Under a stock repurchase program first authorized by the Board of Directors of the Company in September of 1985, the Company can repurchase shares of its common stock from time to time on the open market and in private transactions in accordance with applicable securities laws. Pursuant to this stock repurchase program, the Company repurchased shares of the Company's common stock from, among others, certain directors, executive officers and greater than five percent (5%) beneficial owners of the Company's common stock, and certain members of the immediate family of the foregoing persons, during fiscal year 2004 and in the current fiscal year. In particular, Mr. Charles B. Johnson, the Company's Chairman of the Board, Member-Office of the Chairman, and a director of the Company, sold back to the Company 123,000 shares of common stock for an aggregate amount of $8,372,610 on December 15, 2004. On September 7, 2004, Mr.
C. B. Johnson also sold back to the Company 300,000 shares of common stock for an aggregate amount of $16,104,000. Mr. Burns, a Company Vice Chairman, Member-Office of the Chairman, and a director of the Company, sold back to the Company 50,000 shares of common stock for an aggregate amount of $3,403,500 on December 15, 2004. Similarly, on the same date, Mr. Rupert H. Johnson, Jr., a Company Vice Chairman, Member-Office of the Chairman, and a director of the Company, sold back to the Company 50,000 shares of common stock for an aggregate amount of $3,403,500. On December 15, 2004, Mr. Flanagan, President and Co-Chief Executive Officer of the Company, sold back to the Company 7,975 shares of common stock for an aggregate amount of $542,858. On the same date, Mr. Greg E. Johnson, President and Co-Chief Executive Officer of the Company, sold back to the Company 11,981 shares of common stock for an aggregate amount of $815,547. On December 15, 2004, Mr. Sims, a Vice President of the Company, also sold back to the Company 6,000 shares of common stock for an aggregate amount of $408,420. On the same date, Mr. Kenneth A. Lewis, a Vice President and Treasurer of the Company, sold back to the Company 3,000 shares of common stock for an aggregate amount of $204,120. On February 11, 2004,


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


Penelope Alexander, Vice President, Human Resources - U.S. of the Company, sold back to the Company 11,014 shares of common stock for an aggregate amount of $638,041. The price per share paid by the Company for each repurchase was the average of the high and low price of the Company's common stock on the NYSE on the repurchase date.

Separately, each of Elizabeth S. Wiskemann, for the benefit of the Elizabeth Wiskemann Rollover Individual Retirement Account, and The Esther B. Wiskemann Trust under agreement dated 04/19/02 amended 11/13/02, The Christine Y. Wiskemann Trust under agreement dated 5/7/03, and Kim D. Wiskemann sold back to the Company 226,000 shares, 350,000 shares, 370,000 shares, and 354,000 shares, for an aggregate amount of $15,383,820, $23,824,500, $25,185,900, and
$24,096,780,  respectively, on December 15, 2004. Esther B. Wiskemann, Christine
Y. Wiskemann and Kim D. Wiskemann are children of Elizabeth S. Wiskemann. The price per share paid by the Company for each repurchase was the average of the high and low price of the Company's common stock on the NYSE on the repurchase date.

The Company also makes purchases of the Company's common stock from employees and executive officers on the same terms and conditions to pay taxes due in connection with the vesting of restricted stock awards and matching grants, which the Company provides under the Employee Stock Incentive Plan. On January 2, 2004 and in connection with the vesting of certain restricted stock awards, the Company purchased 1,205 shares from Ms. Anne M. Tatlock at the price of $52.05 per share. On October 1, 2004 and in connection with the vesting on September 30, 2004 of certain restricted stock awards, the Company purchased 4,442 shares from Mr. Flanagan, 1,112 shares from Mr. Murray L. Simpson, 2,737 shares from Ms. Tatlock, and 691 shares from Mr. James R. Baio (each an executive officer of the Company) at the price of $55.55 per share. The price per share paid by the Company for each purchase was the average of the high and low price of the Company's common stock on the NYSE on the vesting date.

Additional information regarding a former director of the Company is described under "Compensation Committee Interlocks and Insider Information".


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and persons who beneficially own more than 10% of Franklin's common stock (the "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Based solely on review of copies of such report received or written representations from the Reporting Persons, except in one instance where Ms. Jennifer J. Bolt did not timely file one Form 4 disclosing one transaction, and one instance where Mr. Rupert H. Johnson, Jr. did not timely file one Form 4 disclosing one transaction, the Company believes that with respect to the fiscal year 2004, all other Reporting Persons complied with applicable filing requirements.


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

                                 PROPOSAL NO. 2

                       RATIFICATION OF THE APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and accounts of Franklin for its current fiscal year ending September 30, 2005. During the fiscal year ended September 30, 2004, PricewaterhouseCoopers LLP rendered opinions on the financial statements of Franklin and certain of its subsidiaries, as well as many of the open-end and closed-end investment companies managed and advised by the Company's subsidiaries. In addition, PricewaterhouseCoopers LLP provides the Company with tax consulting and compliance services, accounting and financial reporting advice on transactions and regulatory filings and certain other consulting services permitted under the Sarbanes-Oxley Act of 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

BOARD RECOMMENDATION

The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year ending September 30, 2005. The voting requirements for this proposal are described in the "Voting Information" section.


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

                                 PROPOSAL NO. 3

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
                         OF THE FRANKLIN RESOURCES, INC.
                       2002 UNIVERSAL STOCK INCENTIVE PLAN

Franklin's stockholders are being asked to approve an amendment and restatement of the 2002 Universal Stock Incentive Plan (the "2002 Stock Plan"). The primary purpose of the amendment and restatement is to (a) add additional performance measures applicable to the grant of awards under the 2002 Stock Plan intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and (b) expand the ability of the administrator of the 2002 Stock Plan to adjust awards issued under the 2002 Stock Plan in connection with various changes in the capitalization of Franklin.

The Board of Directors approved the 2002 Stock Plan on October 10, 2002 and the 2002 Stock Plan was approved by the stockholders in January 2003. The Board of Directors approved the amendment and restatement of the 2002 Stock Plan on December 16, 2004. Stockholder approval of the amendment and restatement of the 2002 Stock Plan requires the affirmative vote of a majority of the shares of Franklin's common stock present in person or represented by proxy and entitled to vote on the proposal. It is the intention of the persons named as proxy holders to vote to approve the amendment and restatement of the 2002 Stock Plan. If stockholder approval is not received, the 2002 Stock Plan will not be amended and restated.

GENERAL DESCRIPTION OF THE 2002 STOCK PLAN, AS AMENDED AND RESTATED.

The following summary describes the material features of the 2002 Stock Plan, as amended and restated, but is not intended to be complete and is qualified in its entirety by reference to the 2002 Stock Plan, a copy of which is attached as Appendix E to this Proxy Statement. In Appendix E the locations of proposed deletions are indicated by carets "^" and proposed additions are indicated as bracketed. Capitalized terms not otherwise defined are used as set forth in the 2002 Stock Plan.

PURPOSE.

The 2002 Stock Plan is intended to (i) attract and retain persons eligible to participate in the plan; (ii) motivate employees, by means of appropriate incentives, to achieve long-range performance goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align employees' interests with those of Franklin's other stockholders through compensation that is based on Franklin's common stock.

ADMINISTRATION OF 2002 STOCK PLAN.

The Compensation Committee, as the administrator of the 2002 Stock Plan, determines and approves the grant of incentive stock options, non-qualified stock options, stock appreciation rights, stock units, restricted stock, restricted stock units and performance shares to employees. The Compensation Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The exercise price for incentive stock options may not be less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of Franklin or any parent or subsidiary of Franklin). In the case of all other awards granted under the 2002 Stock Plan, the exercise or purchase price shall be determined by the Compensation Committee.

SHARES AUTHORIZED.

The 2002 Stock Plan authorizes 30,000,000 shares of common stock for issuance under the 2002 Stock Plan.


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

ELIGIBILITY AND PARTICIPATION.

As of November 30, 2004, approximately 1,100 employees were eligible to participate in the 2002 Stock Plan. Under the terms of the plan, any key executive or other employee of Franklin or any of its subsidiaries is eligible to participate.

TERM OF AWARDS.

The term of any incentive stock option may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of Franklin or any parent or subsidiary of the Company). The term of all other awards shall be determined by the Compensation Committee.

TRANSFERABILITY.

An employee's rights under the 2002 Stock Plan may not be assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution.

PERFORMANCE BASED COMPENSATION.

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 400,000 shares. The foregoing limitation shall be adjusted proportionately by the Compensation Committee in connection with any change in Franklin's capitalization due to a stock split, stock dividend or similar event affecting the common stock of Franklin. Under Code Section 162(m) no deduction is allowed in any taxable year of Franklin for compensation in excess of $1 million paid to Franklin's chief executive officer and the four other most highly compensated officers of Franklin. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of Franklin's common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates.

For awards of stock units, restricted stock, restricted stock units and performance shares that are intended to be performance-based compensation under
Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares (regardless of when such shares are deliverable to the participant). In order for such awards to qualify as performance-based compensation, the Compensation Committee must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. Under the current version of the 2002 Stock Plan, the Compensation Committee may use the following performance criteria when granting performance-based awards: earnings per share, pre-tax operating income and the value of Franklin stock (i.e., stock price). If the amendment and restatement of the 2002 Stock Plan is approved by the stockholders of Franklin, the Compensation Committee may use the following additional performance criteria when granting performance-based awards: annual revenue, budget comparisons, controllable profits, expense management, improvements in capital structure, operating income, net income, net sales, profit margins, profitability of an identifiable business unit or product, return on investments, return on sales, return on stockholders' equity, total return to stockholders and performance of Franklin relative to a peer group of companies on any of the foregoing measures. The performance criteria may be applicable to Franklin and/or any of its individual business units and may differ from participant to participant.

CHANGES IN CAPITALIZATION.

As amended, the 2002 Stock Plan provides that subject to any required action by the stockholders of Franklin, (a)


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

the number and/or class of securities covered by each outstanding award, (b) the price per share covered by each such outstanding award, (c) the number and/or class of securities which have been authorized for issuance under the 2002 Stock Plan but as to which no awards have yet been granted or which have been returned to the 2002 Stock Plan upon cancellation or expiration of an award, and (d) the maximum number of options, stock appreciation rights, stock unit awards, restricted stock awards, restricted stock unit awards and performance share awards which may be granted to any participant in any one-calendar-year period shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by Franklin. Such adjustment will be made by the Compensation Committee. The Compensation Committee may also make, in its discretion, adjustments described in (a)-(d) above in the event of any distribution of cash or other assets to stockholders other than an ordinary cash dividend.

In determining adjustments to be made, the Compensation Committee may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax, accounting or other consequences of an adjustment and (iii) the possibility that some participants might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding awards will be effected in a manner that precludes the enlargement of rights and benefits under such awards. Any adjustments, determinations or interpretations made by the Compensation Committee shall be final, binding and conclusive.

AMENDMENT AND TERMINATION.

The Board of Directors of Franklin may at any time terminate or amend the 2002 Stock Plan. However, no such termination may affect awards previously granted, nor may an amendment make any change in any award previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with securities and tax laws, Franklin will obtain stockholder approval of such termination or such amendments.

FEDERAL INCOME TAX CONSEQUENCES.

The following discussion summarizes certain tax considerations for participants and certain tax effects to Franklin. The statements in the following paragraphs of the principal U.S. federal income tax consequences of benefits under the 2002 Stock Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

INCENTIVE STOCK OPTIONS.

Incentive stock options ("ISOs") granted under the 2002 Stock Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options". An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax", which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by Franklin from the date of the grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If any employee exercises an ISO after the requisite periods referred to in clause (ii) above, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights". Further, if after exercising an ISO, an employee disposes of the common stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the common stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the


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


difference, if any, between the amount received for the shares and the exercise price.

If, however, any employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition", the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering common stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such common stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

Franklin will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the common stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, Franklin generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to Franklin and is reasonable and the limitations of Section 162(m) of the Code (discussed above) do not apply.

NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

Non-qualified stock options ("NSOs") granted under the 2002 Stock Plan are options that do not qualify as ISOs. An employee who receives an NSO or Stock Appreciation Right ("SAR") will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. Under certain circumstances, the timing of income recognition may be deferred for any individual who is an executive officer or director of Franklin or a beneficial owner of more than ten percent (10%) of any class of equity securities of Franklin. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR (whether or not deferred) will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, Franklin may satisfy the minimum tax withholding liability in whole or in part by withholding shares of common stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to Franklin in an amount equal to the ordinary income included by the individual with respect to the exercise of his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to Franklin and is reasonable and the limitations of Section 162(m) of the Code do not apply. If an individual exercises an NSO by delivering shares of common stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

RESTRICTED STOCK AWARDS.

Restricted Stock Awards granted by Franklin fall within the Code's guidelines for awards that are restricted as to transferability or subject to a substantial risk of forfeiture and, absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares


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


pursuant to the award (a "Section 83(b) election"), an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any.

If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the common stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of common stock or other property under the 2002 Stock Plan will be subject to both wage withholding and other employment taxes. Franklin generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Section 162(m) of the Code do not apply.

Individuals will recognize gain upon the disposition of any shares received equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

RESTRICTED STOCK UNITS.

Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of common stock. Upon conversion, the individual will normally recognize ordinary income equal to the amount of cash and fair market value the shares, if any, received upon such conversion. The ordinary income recognized with respect to the receipt of cash or shares of common stock will be subject to both wage withholding and other employment taxes. Franklin generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Section 162(m) of the Code do not apply.

Individuals will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

DIVIDENDS AND DIVIDEND EQUIVALENTS.

To the extent unvested and/or unexercised shares subject to such awards under the 2002 Stock Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2002 Stock Plan, an individual generally will recognize ordinary income, which income is subject to both wage withholding and other employment taxes. Franklin generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Section 162(m) of the Code do not apply.

NEW PLAN BENEFITS.

Since no awards have yet been made under the 2002 Stock Plan, as amended and restated by the Board on December 16, 2004, it is not possible to determine the benefits that will be received by executive officers and other employees if the amendment and restatement of the 2002 Stock Plan is approved by the stockholders.

BOARD OF DIRECTORS RECOMMENDATION.

The Board of Directors recommends a vote "FOR" the approval of the amendment and restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan. The voting requirements for this proposal are described in the "Voting Information" section.


                                       35
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

                                 PROPOSAL NO. 4

                 APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF
              INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF
                 SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

GENERAL

The Board of Directors by unanimous vote of all directors on December 16, 2004 adopted resolutions approving and recommending that the stockholders of the Company approve an amendment to Article Fourth of the Company's Certificate of Incorporation ("Article Fourth"), to increase the total number of shares of stock that the Company is authorized to issue from Five Hundred One Million (501,000,000) shares to One Billion One Million (1,001,000,000) by increasing the number of shares of common stock (the "Common Stock") from Five Hundred Million (500,000,000) shares to One Billion (1,000,000,000) shares. The proposed amendment does not change the provisions of Article Fourth permitting the Board to adopt resolutions authorizing the issuance of up to One Million (1,000,000) shares of $1.00 par value preferred stock (the "Preferred Stock") upon terms and conditions approved by the Board. The relative rights and limitations of the Common Stock and Preferred Stock would remain unchanged under the proposed amendment and the additional shares of Common Stock would be identical to the shares of Common Stock presently authorized. The Common Stock and Preferred Stock do not have preemptive rights.

Under Article Fourth, the Board of Directors has the authority to issue authorized shares of the Preferred Stock in series and to fix the number, designation, relative rights, preferences and limitations of the shares of each series, subject to applicable law and the provisions of Article Fourth. The authority of the Board includes the right to fix for each series the dividend rate, redemption price, liquidation rights, cumulation rights, sinking fund provisions, conversion rights, and voting rights.

The full text of the proposed amendment to Article Fourth is set forth as Appendix F to this Proxy Statement.

REASONS FOR THE PROPOSED AMENDMENT

The proposed increase in the authorized Common Stock has been recommended by the Board to assure that an adequate supply of authorized unissued shares is available for valid corporate purposes, including future stock dividends or stock splits, acquisitions, financings and incentive compensation. Such Common Stock and the presently authorized Preferred Stock would be available for issuance without further action by the stockholders, unless required by the Company's Certificate of Incorporation, its Amended and Restated By-Laws, by applicable law or stock exchange listing standard.

As of the Record Date, 251,352,866 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. In addition, approximately 17,623,490 shares were reserved for issuance (i) under existing employee benefit plans and (ii) upon conversion of the Company's Liquid Yield Option Notes ("LYONs") at the rate of 9.3604 shares of common stock per $1,000 principal amount at maturity of the LYONs. Authorized shares of Common Stock, outstanding shares and reserved shares are as summarized in


                                       36
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

the approximate amounts set forth in the table below:

          Presently Authorized Common Shares                   500,000,000

          Outstanding Shares                                   251,352,866

          Reserved Shares:

              Liquid Yield Option Notes                          8,209,071

              Universal Stock Incentive Plan                     7,204,400

              Employee Stock Investment Plan                     1,436,376

              Universal Stock Plan                                 773,164
                                                            --------------

          Subtotal Reserved                                     17,623,011
                                                              ------------

          REMAINING AUTHORIZED SHARES                          231,024,123
                                                               ===========

The issuance of additional shares of Common Stock could, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management.

If approved, the increase in authorized shares would become effective as soon as reasonably practicable after the meeting by our filing an Amendment to our Certificate of Incorporation with the Delaware Secretary of State.

BOARD RECOMMENDATION

The Board has unanimously approved the proposed amendment and has determined that the increase in authorized Common Stock is in the best interests of the Company and its stockholders. The Board recommends a vote "FOR" the approval of the amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized shares of common stock from 500,000,000 to 1,000,000,000 shares. The voting requirements for this proposal are described in the "Voting Information" section.


                                       37
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

                              STOCKHOLDER PROPOSALS

If a stockholder intends to present any proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for consideration at Franklin's next Annual Meeting of Stockholders in 2006, the proposal must be received by the Secretary of the Company by September 5, 2005. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

If a stockholder submits a proposal outside of Rule 14a-8 for Franklin's next Annual Meeting of Stockholders in 2006 and if such proposal is not received by November 19, 2005, then Franklin's proxy may confer discretionary authority on persons being appointed as proxies on behalf of Franklin to vote on such proposal.

All proposals should be addressed to: Barbara J. Green, Secretary, Franklin Resources, Inc., One Franklin Parkway, Building 920, San Mateo, CA 94403.


                         CONTACT THE BOARD OF DIRECTORS

Stockholders or others may contact the Board, the non-management directors or any individual director by sending a written communication appropriately addressed to:

     Board of Directors
     Franklin Resources, Inc.
     c/o Barbara J. Green, Secretary
     One Franklin Parkway
     San Mateo, CA 94403-1906

You may specify whether you would prefer to direct your communication to the full Board of Directors, only the non-management directors or particular individual directors. Stockholders making such communications are encouraged to state that they are stockholders and provide the exact name in which the shares are held and the number of shares held.

In addition, the Company has established separate procedures for its employees to submit concerns on a confidential basis regarding questionable accounting or auditing matters, which are available on the Company's Intranet.

Non-employees may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of the Directors by sending a written communication appropriately addressed to:

     Audit Committee
     Franklin Resources, Inc.
     One Franklin Parkway
     San Mateo, CA 94403-1906


                                       38
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

                                THE ANNUAL REPORT

Franklin's Annual Report for the fiscal year 2004, including financial statements, has been sent, or is being sent together with this Proxy Statement, and is available for viewing on the Internet, to all stockholders as of the record date. The Company is legally required to send you this information to help you decide how to vote your proxy. Please read it carefully. However, the financial statements and the Annual Report do not legally form any part of this proxy soliciting material.


                                    FORM 10-K

The Company filed an annual report on Form 10-K for the fiscal year 2004, with the Securities and Exchange Commission. Stockholders may obtain a copy of the annual report on Form 10-K, including financial statements and schedules included in the annual report on Form 10-K, without charge, by visiting the Company's website at www.franklintempleton.com or by writing to the Company's Secretary, Barbara J. Green, at the Company's principal executive offices, Franklin Resources, Inc., One Franklin Parkway, Building 920, San Mateo, CA 94403. Upon written request to the Company's Secretary, at the address of the Company's principal executive offices, the exhibits set forth on the exhibit index of the Company's annual report on Form 10-K may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).


                                       39
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

                                   APPENDIX A

                            FRANKLIN RESOURCES, INC.

                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Franklin Resources, Inc. (the "Company") in connection with its oversight of the Company's management and the business affairs of the Company.

1.   PURPOSE. The purpose of the Audit Committee (the "Committee") is to:

     (a) Assist the Board in fulfilling its responsibility to oversee (i) the Company's financial reporting, auditing and internal control activities, including the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditor.

     (b) Prepare the report the Committee is required by United States Securities and Exchange Commission (the "SEC") rules to include in the Company's annual proxy statement.

2.   MEMBERSHIP.

     (a) NUMBER. The Committee shall be comprised of not less than three members of the Board.

     (b)  QUALIFICATIONS.

          (i) Each member of the Committee shall be an "independent" director in accordance with the corporate governance listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must also satisfy the additional independence requirements under the applicable rules of the SEC.

          (ii) Each member of the Committee shall, in the view of the Board, be financially literate or shall become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall be an "audit committee financial expert" as defined under the applicable rules of the SEC, who shall, in the judgment of the Board, have accounting or related financial management expertise in accordance with the corporate governance listing standards of the NYSE.

          (iii) No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

          (iv) The Committee's composition shall meet such other regulatory requirements relating to audit committees established from time to time by the NYSE, the SEC and any other applicable governmental or self-regulatory organization.

     (c) APPOINTMENT AND REMOVAL. The members of the Committee shall be appointed and may be removed by the Board.

     (d) TERM. Each member of the Committee shall serve until his or her successor is duly appointed and qualified, or until his or her earlier removal or resignation or such time as he or she no longer meets the qualifications to serve on the Committee.

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

     (e) CHAIRMAN. The Committee shall designate a Chairman of the Committee from among its members from time to time.

3.   MEETINGS AND OPERATIONS.

     (a) MEETINGS. The Committee shall meet on a regular basis, but not less frequently than quarterly, and hold special meetings as circumstances require. The timing of the meetings shall be determined by the Chairman of the Committee, in consultation with the other Committee members.

     (b) MEETINGS WITH OTHERS. The Committee shall periodically meet with the internal auditor and the independent auditor in separate executive sessions to provide the opportunity for full and frank discussion without members of senior management present. The Committee shall also periodically meet separately with management.

     (c) QUORUM. At all Committee meetings, a majority of the members of the Committee shall constitute a quorum for the transaction of business.

     (d) ACTIONS. A majority of the members of the Committee shall be empowered to act on behalf of the Committee, and the action of a majority of the members of the Committee shall be the action of the Committee. The Committee shall keep a record of its actions and proceedings.

     (e) REPORTING TO THE BOARD. The Committee shall regularly report to the Board actions taken by the Committee.

4. AUTHORITY AND RESPONSIBILITIES. The Committee's function is essentially one of oversight only and shall not relieve the Company's management of its responsibility for preparing financial statements, which accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent auditor relating to the audit or review of financial statements. The Audit Committee shall have the following authority and responsibilities:

     INDEPENDENT AUDITOR OVERSIGHT.

     (a) The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to and may only be terminated by the Committee.

     (b) The Committee shall pre-approve the engagement of the independent auditor to provide any audit or permitted non-audit services to the Company. The Committee may establish pre-approval policies and procedures pursuant to which audit and permitted non-audit services may be pre-approved. The Committee may delegate the authority to grant pre-approvals to one or more designated members of the Committee. The decisions of any member (to whom authority is delegated) to pre-approve any such non-audit service shall be presented to the full Committee at its scheduled meetings.

     (c) The Committee shall establish hiring policies for employees and former employees of independent auditors.

     (d) The Committee shall annually review an independent auditor's report including (i) the independent auditor's quality control procedures,
          (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any


                                      A-2
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

          steps taken to deal with any such issues, and (iii) all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard Number 1, such as disclosure of any other relationships with the Company or management and their impact on the outside auditor's independence.

     (e) The Committee shall evaluate the independent auditor's qualifications, performance and independence based on a review of the independent auditor's report described above and a review of the auditor's work throughout the year. As part of such evaluation, the Committee shall
          (i) review and evaluate all senior members of the independent auditor's team, (ii) consider whether the audit engagement team partners should be rotated more frequently than is required by law, so as to assure continuing auditor independence, (iii) consider whether the independent auditor should be rotated, so as to assure continuing auditor independence, and (iv) obtain the opinion of management and the internal auditor of the independent auditor's performance.

     INTERNAL AUDITOR OVERSIGHT.

     (f) The Committee shall oversee the Company's internal audit function and meet separately with the internal auditor to review any audit related issues. As part of such oversight, the Committee shall:

          (i) Annually review internal audit plans, responsibilities, staffing and budget of the Company's internal audit function and the adequacy of funding to carry out the proposed work scope.

          (ii) Review and concur in the appointment, replacement or dismissal of the internal audit director.

          (iii) Discuss significant internal audit findings in appropriate detail as well as the status of past audit recommendations.

     FINANCIAL REPORTING OVERSIGHT.

     (g) The Committee shall meet to review and discuss with management and the independent auditor: (i) the audited financial statements, including the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"), to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K); (ii) the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q, including the specific disclosures under MD & A; and (iii) the matters required to be discussed by Statement of Auditing Standards Nos. 61, 90 and 100, as may be modified or supplemented from time to time; which review shall occur prior to the filing of Form 10-K or Form 10-Q, whichever is applicable.

     (h) The Committee shall review and generally discuss the Company's policies and procedures relating to earnings press releases, including the type and presentation of information to be included therein, as well as financial information and earnings guidance provided to analysts and rating agencies.

     (i) The Committee shall review and discuss with Company's management and the independent auditor prior to the filing of any audit report with the SEC: (i) all accounting policies, practices and judgments which may be viewed as critical; (ii) any significant changes in the Company's accounting policies; (iii) any analyses of management and/or the independent auditor setting forth significant issues regarding accounting principals, financial reporting issues and judgments made in connection with the preparation of the financial statements; (iv) all alternative treatments of financial information within generally accepted accounting principles that have been discussed by


                                      A-3
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

          management and the independent auditor, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (v) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; and (vi) other material written communications between the independent auditor and management, such as any management letter comments or the schedule of unadjusted differences.

     (j) The Committee shall review with management and the independent auditor the quality and adequacy of the Company's internal controls, disclosure controls and procedures, and accounting procedures, including reports of material weaknesses or significant deficiencies in the design or operation of internal controls and/or any fraud that involves personnel having a significant role in internal control over financial reporting, as required to be disclosed by the Chief Executive Officer(s) and/or Chief Financial Officer in connection with their certifications for the annual or quarterly reports of the Company and/or presented in the independent auditor's written report, a report of management or internal audit, or otherwise.

     (k) The Committee shall provide oversight and discuss policies and procedures with respect to Company enterprise risk assessment and risk management.

     (l) The Committee shall review with the independent auditor any audit problems and/or difficulties and management's response, and resolve any disagreements regarding financial reporting arising between the Company's management and any independent auditor employed by the Company. The review shall also include discussion of the responsibilities, budget and staffing of the internal auditor.

     AUDIT COMMITTEE REPORT.

     (m) The Committee shall prepare the annual report of the Committee, which shall be included in the Company's annual proxy statement.

     LEGAL AND REGULATORY COMPLIANCE OVERSIGHT.

     (n) The Committee shall assist the Board in overseeing the Company's legal and regulatory compliance.

     (o) The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, which procedures shall include a process for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. In addition, the Committee shall review complaints received directly by the Committee under those procedures or received through the Compliance and Ethics Hot-Line established by the Company to permit anonymous reporting of violations of the Code of Ethics and Business Conduct.

     OTHER.

     (p) In discharging its oversight role, the Committee is authorized to investigate any matter that the Committee deems appropriate, with access to all books, records, facilities and personnel of the Company.

     (q) The Committee shall have the authority to perform any other activities it deems are appropriate, consistent with this Charter.

     (r) The Committee shall have the authority to retain independent advisors, including, but not limited to, independent counsel, auditors or other experts, at the expense of the Company, to assist in carrying out Committee responsibilities, as the Committee may deem appropriate.

                                      A-4
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

5. ANNUAL PERFORMANCE EVALUATION. The Committee shall annually review its own performance in such manner as it deems appropriate.

6. ANNUAL REVIEW OF COMMITTEE CHARTER. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

7. GENERAL. This Charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Articles of Incorporation, as amended, and Amended and Restated By-Laws, it is not intended to establish by its own force any legally binding obligations.




Last revised as of December 16, 2004


                                      A-5
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

                                   APPENDIX B

                            FRANKLIN RESOURCES, INC.

                         COMPENSATION COMMITTEE CHARTER

This Compensation Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Franklin Resources, Inc. (the "Company" or "Franklin") in connection with its oversight of the Company's management and the business affairs of the Company.

1.   PURPOSE. The purpose of the Compensation Committee (the "Committee") is to:

     (a) Oversee the establishment of goals and objectives related to Chief Executive Officer compensation, and determine the compensation level of the Chief Executive Officer(s).

     (b) Assist the Board in fulfilling its responsibility relating to (i) the compensation (and related benefits) of the executive officers of the Company, and (ii) the administration of the Company's incentive compensation and equity-based plans that are subject to Board approval.

     (c) Prepare the annual report on executive officer compensation for the Company's proxy statement.

2.   MEMBERSHIP.

     (a) NUMBER. The Committee shall consist of no fewer than three members of the Board.

     (b) QUALIFICATIONS. Each member of the Committee shall be an "independent" director in accordance with the corporate governance listing standards of the New York Stock Exchange. In addition, each member shall qualify as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and as a "non-employee director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     (c) APPOINTMENT AND REMOVAL. The members of the Committee shall be appointed and may be removed by the Board.

     (d) TERM. Each member of the Committee shall serve until his or her successor is duly appointed and qualified, or until his or her earlier removal or resignation or such time as he or she is no longer an "independent" director of the Board.

     (e) CHAIRMAN. The Committee shall designate a Chairman of the Committee from among its members from time to time.

3.   MEETINGS AND OPERATIONS.

     (a) MEETINGS. The Committee shall meet on a regular basis, but not less frequently than quarterly, and will hold special meetings as circumstances require. The Committee may meet in executive sessions and invite one or more members of management, independent advisors or other third parties to attend as it deems appropriate. The timing of the meetings shall be determined by the Chairman of the Committee, in consultation with the other Committee members.

     (b) QUORUM. At all Committee meetings, a majority of the members of the Committee shall constitute a quorum for the transaction of business.

     (c) ACTIONS. The action of a majority of those present at a meeting, at which a quorum is present, shall be the action of the Committee. The Committee shall keep a record of its actions and proceedings.

                                      B-1
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
     (d) REPORTING TO THE BOARD. The Committee shall regularly report to the Board actions taken by the Committee.

     (e) DELEGATION. In discharging its duties, the Committee shall have full authority to form subcommittees and delegate any or all of its duties to such subcommittees as the Committee deems appropriate.

     (f) EXECUTIVE ATTENDANCE AT MEETINGS. No executive officer should attend that portion of any meeting of the Committee during which such executive officer's performance or compensation is discussed, unless specifically invited by the Committee.

4. AUTHORITY AND RESPONSIBILITIES. The Committee shall have the following authority and responsibilities:

     CEO EVALUATION AND COMPENSATION.

     (a) The Committee shall (i) review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer(s), (ii) evaluate the performance of the Chief Executive Officer(s) in light of those goals and objectives, and (iii) determine and approve the compensation of the Chief Executive Officer(s) as the Committee determines is in the best interests of the Company based on this evaluation and any other factors the Committee deems appropriate.

     (b) In setting the long-term incentive component of the compensation of the Chief Executive Officer(s) as the Committee determines is in the best interests of the Company, the Committee may consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, the awards given to the Company's Chief Executive Officer(s) in past years and any other factors the Committee deems appropriate.

     (c) The Committee shall meet annually with the Chief Executive Officer(s) to discuss the recommendations of the Chief Executive Officer(s) concerning performance goals and the evaluation of the Chief Executive Officer(s) of the Company's progress toward meeting those goals.

     OTHER COMPENSATION RELATED RESPONSIBILITIES.

     (d) The Committee shall review and make recommendations to the Board on the overriding compensation philosophy for the Company.

     (e) The Committee shall review and approve the compensation of the executive officers of the Company (other than the Chief Executive Officer(s)).

     (f) The Committee shall review and approve: (i) employment agreements, severance arrangements and change in control agreements or provisions; and (ii) any special or supplemental benefits for, the Chief Executive Officer(s) and the executive officers of the Company and its subsidiaries where the amounts exceed certain threshold levels determined by the Committee from time to time.

     (g) The Committee shall at least annually review and make recommendations to the Board on the compensation (including equity-based compensation) of the Company's directors. In so reviewing and making recommendations on director compensation, the Committee shall consider, among other things, the following policies and principles:

                                      B-2
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          (i)  that the  compensation  should  fairly pay the  directors for the work, time commitment and efforts required by directors of a company of Franklin's size and scope of business activities, including service on Board committees;

          (ii) that a component of the compensation should be designed to align the directors' interest with the long-term interests of the Company's shareholders; and

          (iii) that directors' independence may be compromised or impaired for Board or committee purposes if director compensation exceeds customary levels.

     INCENTIVE PLANS.

     (h) The Committee shall make recommendations to the Board with respect to incentive compensation and equity-based plans that are subject to Board approval. The Committee shall also review and make recommendations with respect to performance or operating goals for participants in the Company's incentive plans.

     (i) The Committee shall grant, administer, approve and ratify awards under incentive compensation and stock incentive plans, including amendments to the awards made under any such plans, and review and monitor awards under such plans. The Committee shall also serve as the plan administrator for such incentive compensation plans, stock incentive plans and stock purchase plans as the Committee, from time to time, is so designated or as required by the Board or the plan documents.

     EXECUTIVE COMPENSATION REPORT.

     (j)  The  Committee   shall   prepare  the  report  on  executive   officer
          compensation that the United States Securities and Exchange Commission rules require to be included in the Company's annual proxy statement.

     OTHER.

     (k) The Committee shall have the authority to perform any other activities it deems are appropriate, consistent with this Charter.

     (l) The Committee shall have the sole authority to retain, at the expense of the Company, and terminate any compensation consulting firm to assist in the evaluation of director, Chief Executive Officer or executive compensation, including the authority to approve the consulting firm's fees and other retention terms. The Committee also shall have the authority to retain other independent advisors, including, but not limited to, independent counsel or other experts, at the expense of the Company, to assist in carrying out Committee responsibilities, as the Committee may deem appropriate.

5. ANNUAL PERFORMANCE EVALUATION. The Committee shall annually review its own performance in such manner as it deems appropriate.

6. ANNUAL REVIEW OF COMMITTEE CHARTER. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

7. GENERAL. This Charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Articles of Incorporation, as amended, and Amended and Restated By-Laws, it is not intended to establish by its own force any legally binding obligations.




Last revised as of December 16, 2004


                                      B-3
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

                                   APPENDIX C

                            FRANKLIN RESOURCES, INC.

                     CORPORATE GOVERNANCE COMMITTEE CHARTER

This Corporate Governance Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Franklin Resources, Inc. (the "Company") in connection with its oversight of the Company's management and the business affairs of the Company.

1.   PURPOSE.   The  purpose  of  the  Corporate   Governance   Committee   (the
     "Committee") is to:

     (a) Provide counsel to the Board with respect to the organization, function and composition of the Board and its committees.

     (b)  Oversee the evaluation of the Board and management of the Company.

     (c) Develop and recommend to the Board corporate governance policies and procedures applicable to the Company.

     (d) Identify and recommend to the Board potential director candidates for nomination.

2.   MEMBERSHIP.

     (a) NUMBER. The Committee shall be comprised of not less than three members of the Board.

     (b) QUALIFICATIONS. Each member of the Committee shall be an "independent" director in accordance with the corporate governance listing standards of the New York Stock Exchange.

     (c) APPOINTMENT AND REMOVAL. The members of the Committee shall be appointed and may be removed by the Board.

     (d) TERM. Each member of the Committee shall serve until his or her successor is duly appointed and qualified, or until his or her earlier removal or resignation or such time as he or she is no longer an "independent" director of the Board.

     (e) CHAIRMAN. The Committee shall designate a Chairman of the Committee from among its members from time to time.

3.   MEETINGS AND OPERATIONS.

     (a) MEETINGS. The Committee shall meet on a regular basis, but not less frequently than quarterly, and hold special meetings as circumstances require. The Committee may meet in executive sessions and invite one or more members of management, independent advisors or other third parties to attend as it deems appropriate. The timing of the meetings shall be determined by the Chairman of the Committee, in consultation with the other Committee members.

     (b) QUORUM. At all Committee meetings, a majority of the members of the Committee shall constitute a quorum for the transaction of business.

     (c) ACTIONS. The action of a majority of those present at a meeting, at which a quorum is present, shall be the action of the Committee. The Committee shall keep a record of its actions and proceedings.

     (d) REPORTING TO THE BOARD. The Committee shall regularly report to the Board actions taken by the Committee.

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

     (e) DELEGATION. In discharging its duties, the Committee shall have full authority to form subcommittees and delegate any or all of its duties to such subcommittees as the Committee deems appropriate.

4. AUTHORITY AND RESPONSIBILITIES. The Committee shall have the following authority and responsibilities:

     DIRECTOR NOMINATIONS.

     (a) The Committee shall develop and recommend to the Board for adoption specific, minimum qualifications that the Committee believes must be met by a potential nominee for director, including any specific qualities or skills that the Committee believes are necessary for one or more of the directors to possess.

     (b) The Committee shall develop and recommend to the Board for adoption director independence standards.

     (c)  The  Committee  shall  develop and recommend to the Board for adoption
          procedures  by  which   stockholders  of  the  Company  can  recommend
          candidates for nomination to the Board.

     (d) The Committee shall develop and recommend to the Board for adoption procedures by which director nominees are identified and evaluated by the Committee.

     (e) The Committee shall identify and evaluate candidates qualified to become potential director nominees, including any such candidates recommended by stockholders, in accordance with the minimum qualifications and procedures approved by the Board. The Committee shall recommend to the Board candidates or nominees for election as members of the Board.

     (f) The Committee shall have the sole authority to retain and terminate any search firm to assist in identifying director candidates, including the authority to approve the search firm's fees and other retention terms.

     (g) The Committee shall recommend to the Board directors for appointment to the various committees of the Board. At least annually, the Committee shall review the composition of each committee of the Board, including the qualifications of its members, and make such recommendations to the Board for rotation of the committee members as the Committee deems appropriate.

     CORPORATE GOVERNANCE.

     (h) The Committee shall develop and recommend to the Board for adoption a set of Corporate Governance Guidelines, which shall comply with the corporate governance listing standards of the New York Stock Exchange. The Committee shall assess such guidelines, and make recommendations to the Board for changes to such guidelines, from time to time as the Committee deems appropriate.

     (i) The Committee shall develop and recommend to the Board for adoption a Code of Ethics and Business Conduct for the Company's directors, officers and employees, which shall comply with the corporate governance listing standards of the New York Stock Exchange and the rules of the United States Securities and Exchange Commission. The Committee shall assess such code, and make recommendations to the Board for changes to such code, from time to time as the Committee deems appropriate.

     (j)  The  Committee  shall  review  the  anti-money   laundering  policies,
          procedures and operations of the Company on a periodic basis as the Committee deems appropriate.

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
     (k) The Committee shall develop and recommend to the Board for adoption such other policies or procedures regarding the corporate governance of the Company from time to time as the Committee deems appropriate.

     (l) The Committee shall make recommendations to the Board from time to time as the Committee deems appropriate regarding the structure of the various committees of the Board, including responsibilities, qualifications of the members and delegation authority.

     OVERSIGHT AND EVALUATIONS.

     (m) The Committee shall oversee the evaluation of management of the Company and make recommendations to the Board as appropriate.

     (n) The Committee shall oversee the Company's orientation for newly elected members of the Board and continuing education process for the Board and assist the Board in its implementation.

     (o) The Committee shall oversee the Board's annual self-evaluation. In addition, the Committee shall obtain comments regarding the Board's performance from all directors and shall report annually to the Board with an assessment of the Board's performance.

     (p) The Committee shall oversee the annual self-evaluation of each committee of the Board. In addition, the Committee shall at least annually review each committee's performance, including its reporting to the full Board, and make such recommendations to the Board as the Committee deems appropriate.

     OTHER.

     (q) The Committee shall have the authority to perform any other activities it deems are appropriate, consistent with this Charter.

     (r) The Committee shall have the authority to retain independent advisors, at the expense of the Company, to assist in carrying out Committee responsibilities, as the Committee may deem appropriate.

5. ANNUAL PERFORMANCE EVALUATION. The Committee shall annually review its own performance in such manner as it deems appropriate.

6. ANNUAL REVIEW OF COMMITTEE CHARTER. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

7. GENERAL. This Charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation, as amended, and Amended and Restated By-Laws, it is not intended to establish by its own force any legally binding obligations.




Last revised as of December 16, 2004


                                      C-3
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

                                   APPENDIX D

                            FRANKLIN RESOURCES, INC.

                         CORPORATE GOVERNANCE GUIDELINES

These Corporate Governance Guidelines (the "Guidelines") have been adopted by the Board of Directors (the "Board") of Franklin Resources, Inc. (the "Company") in connection with its oversight of the Company's management and business affairs.

1.   COMPOSITION OF BOARD OF DIRECTORS.

     (a) INDEPENDENCE OF DIRECTORS. A majority of directors must be "independent" directors in accordance with the corporate governance listing standards of the New York Stock Exchange (the "Independence Rules"). In addition, at least three directors must also satisfy the additional independence requirements for audit committee members under the Independence Rules and the applicable rules of the United States Securities and Exchange Commission (the "SEC").

     (b) DIRECTOR QUALIFICATIONS AND SELECTION. The Corporate Governance Committee of the Board is responsible for establishing a policy setting forth the specific, minimum qualifications that the Corporate Governance Committee believes must be met by a nominee recommended by the Corporate Governance Committee for a position on the Board, and describing any specific qualities or skills that the Corporate Governance Committee believes are necessary for one or more of the directors to possess. Such qualifications shall include the requirements under the Independence Rules as well as consideration of the individual skills, experience and perspectives that will help create an effective Board. The Corporate Governance Committee shall establish a policy setting forth the process for identifying and evaluating nominees for directors, including the consideration of any director candidates recommended by stockholders, and shall recommend to the Board candidates for election as directors. The Board shall nominate such candidates for election as directors by the Company's stockholders or fill vacancies that may arise.

     (c) SIZE OF BOARD. The Board shall periodically evaluate the size of the Board and make any changes it deems appropriate in accordance with the Amended and Restated By-Laws of the Company (the "By-Laws").

     (d) TERM LIMITS. The Board does not believe that it should establish term limits for its members. The Board recognizes the value of continuity of directors who have experience with the Company and who have gained over a period of time a level of understanding about the Company and its operations that enable the director to make a significant contribution to the deliberations of the Board.

     (e) RETIREMENT. Persons are not eligible to be recommended for nomination as a director for a term commencing on or after their 75th birthday, except for any person who beneficially owns 5% or more of the outstanding shares of the Company. Incumbent directors reaching the age of 75 during their term may complete such term.

                                      D-1
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

2.   CONFLICTS OF INTEREST AND OTHER COMMITMENTS.

     (a) With respect to any matter under discussion by the Board, directors must disclose to the Board any potential conflicts of interest they may have and, if appropriate, refrain from voting on a matter in which they may have a conflict.

     (b) Each director is responsible for ensuring that other commitments do not conflict or materially interfere with the director's responsibilities to the Company. To ensure that serving as a director of another company or any other change in circumstances such as employment, business or "immediate family" relationships (as defined under the Independence Rules) would not conflict with his or her duties to the Company, and to evaluate whether disclosure needs to be made in the Company's proxy statement or the director's status under the Independence Rules is changed, the director should consult the Chairman of the Board and the Corporate Secretary in advance of accepting an invitation to serve on another company's board and should report any change in circumstances to the Corporate Secretary. The Chairman of the Board and the Corporate Secretary should report to the Corporate Governance Committee in writing the results of such consultation.

3.   DIRECTOR RESPONSIBILITIES.

     (a) DUTIES. The directors are responsible for exercising care, loyalty and good faith; acting in a manner they reasonably believe is in the best interests of the Company and its stockholders and in a manner consistent with their fiduciary duties. In fulfilling their responsibilities, directors may ask such questions and conduct such investigations as they deem appropriate, and may reasonably rely on the information provided to them by the Company's senior executives and its outside advisors and auditors. The directors shall be entitled to have the Company purchase directors' and officers' liability insurance on their behalf and receive the benefits of indemnification and exculpation to the fullest extent permitted by law, the Company's Certificate of Incorporation, as amended (the "Certificate"), and By-Laws and any indemnification agreements, as applicable.

     (b) MEETINGS AND PREPARATION. Directors are expected to regularly attend Board meetings and meetings of committees on which they serve, to spend the time needed in preparation for such meetings and to meet as frequently as they deem necessary to properly discharge their responsibilities. In addition, directors should stay abreast of the Company's business and markets. To the fullest extent possible, directors should review agendas and other meeting materials in advance of any Board or committee meetings.

     (c) MEETING AGENDAS. The Chairman of the Board and the Corporate Secretary will establish and disseminate the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

     (d) COMPANY REPRESENTATION. The Board believes that management speaks for the Company. Individual directors may, from time to time, expressly represent the Company in meetings or otherwise communicate with various third parties on the Company's behalf. When representing the Company, it is generally expected that directors will do this with the knowledge of management and, unless warranted by unusual circumstances or as contemplated by the committee charters, only at the request of management.

4. EXECUTIVE SESSIONS. The non-management directors (i.e., directors who are not Company officers) will meet separately without management in regular executive sessions. The "independent" directors as defined in the Independence Rules will meet at least twice a year in executive session.

                                      D-2
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
5.   BOARD COMMITTEES.

     (a) COMMITTEES. The Board shall have an Audit Committee, a Compensation Committee and a Corporate Governance Committee. All members of these committees will be "independent" directors, as defined in the Independence Rules. In addition, Audit Committee members shall satisfy the additional independence requirements for audit committee members under the Independence Rules and the applicable rules of the SEC.

     (b) APPOINTMENT, REMOVAL AND TERM. Committee members shall be appointed and may be removed by the Board. Each member of a committee shall serve until his or her successor is duly appointed and qualified, or until his or her earlier removal or resignation or such time as he or she no longer meets the qualifications to serve on the committee.

     (c) CHAIRMAN. Each committee shall designate a Chairman of the committee from among its members from time to time.

     (d) CHARTERS. Each committee shall have its own written charter. The charters will set forth the purpose, authority and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations, reporting to the Board, and annual performance evaluations of the committee. The charters of each committee will be reviewed periodically with a view toward delegating to the standing committees the full authority of the Board concerning specified matters appropriate to such committee.

     (e) MEETINGS. Each committee shall meet on a regular basis, but not less frequently than quarterly, and hold special meetings as circumstances require. The timing of the meetings shall be determined by the Chairman of the committee, in consultation with the other committee members. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee's agenda.

     (f) ADDITIONAL COMMITTEES. The Board may, from time to time, establish or maintain additional committees as it deems appropriate and delegate to such committees such authority permitted by applicable laws and the By-Laws as the Board sees fit.

6.   DIRECTOR ACCESS TO OFFICERS, EMPLOYEES AND INDEPENDENT ADVISORS.

     (a) OFFICERS AND EMPLOYEES. Directors shall have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged directly by the director or through the Chief Executive Officer(s) or the Corporate Secretary.

     (b) INDEPENDENT ADVISORS. The Board and each Board committee shall have full and free access to the Company's independent advisors and each shall have the power to retain legal, accounting, financial or other advisors as they may deem appropriate at the expense of the Company, without the need to obtain the prior approval of any officer of the Company. The Corporate Secretary of the Company will arrange for payment of the invoices of any such third party advisors.

7. DIRECTOR COMPENSATION. The form and amount of director compensation will be determined by the Compensation Committee in accordance with the policies and principles set forth in its charter, and the Compensation Committee will conduct an annual review of director compensation.

8.   DIRECTOR ORIENTATION AND CONTINUING EDUCATION.

     (a) ORIENTATION. The Board, with the assistance of the Corporate Governance Committee, shall establish, or identify and provide access to, appropriate orientation programs, sessions or material for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director. This orientation may include


                                      D-3
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
          presentations by senior management to familiarize new directors with the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance program, its Code of Ethics and Business Conduct and these Guidelines, its principal officers, and its internal and independent auditors. In addition, the orientation will include visits to Company headquarters and, to the extent appropriate, other of the Company's significant facilities. All other directors are also invited to attend orientation.

     (b) EDUCATION. The Board, with the assistance of the Corporate Governance Committee, shall also identify and/or develop continuing education opportunities for the directors. Directors are encouraged to attend continuing education programs sponsored by universities, stock exchanges or other organizations. The Company will reimburse the reasonable costs and expenses associated with such programs.

9. MANAGEMENT SUCCESSION. The Board shall oversee the succession planning for the management of the Company, including policies and principles for the selection and performance review of the Chief Executive Officer(s), as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer(s).

10. COMPANY'S LONG-TERM STRATEGIC PLANS. The Board will periodically review with management the Company's long-term strategic plans.

11. ANNUAL PERFORMANCE EVALUATION. The Board, with the assistance of the Corporate Governance Committee, shall annually review its own performance in such manner as it deems appropriate to determine whether the Board and its committees are functioning effectively. The full Board will discuss the evaluation to determine what action, if any, could improve Board and committee performance.

12. REVIEW OF CORPORATE GOVERNANCE GUIDELINES. The Corporate Governance Committee, as appropriate, shall periodically review and reassess the adequacy of these Guidelines to determine whether any changes are appropriate and recommend to the Board any such changes for the Board's approval.

13. GENERAL. These Guidelines are intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While they should be interpreted in the context of applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate and By-Laws, they are not intended to establish by their own force any legally binding obligations.



                                      D-4
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
E-10

                                   APPENDIX E

                            FRANKLIN RESOURCES, INC.

                       2002 UNIVERSAL STOCK INCENTIVE PLAN

                  [(as amended and restated December 16, 2004)]

1.   GENERAL
     -------

     1.1 PURPOSE. The Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (the "2002 Stock Plan") has been established by Franklin Resources, Inc., a Delaware corporation (the "Company") to (i) attract and retain persons eligible to participate in the 2002 Stock Plan; (ii) motivate employees, by means of appropriate incentives, to achieve long-range performance goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify employees' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries.

     1.2 PARTICIPATION. Subject to the terms and conditions of the 2002 Stock Plan, the Committee shall determine and designate, from time to time, from among the Participants, those persons who will be granted one or more Awards under the 2002 Stock Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the 2002 Stock Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the 2002 Stock Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

     1.3 OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the 2002 Stock Plan, including the Awards made under the 2002 Stock Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the 2002 Stock Plan shall be defined as set forth in the 2002 Stock Plan (including the definition provisions of Section 8 of the 2002 Stock Plan).

     1.4 STOCK SUBJECT TO 2002 STOCK PLAN; SHARE COUNTING. Subject to the provisions of this Section 1.4 and Section 6.1 of the 2002 Stock Plan, the maximum aggregate number of shares which may be delivered pursuant to Awards, including without limitation, Options and SAR's granted under the 2002 Stock Plan, is 30,000,000. The shares may be authorized, but unissued, or reacquired Common Stock.

          (a) To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards granted under the 2002 Stock Plan.

          (b) If the exercise price of any Option granted under the 2002 Stock Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards (other than Options) granted under the 2002 Stock Plan.

          (c) Subject to adjustment under Section 6.1, (i) the maximum number of shares that may be granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 400,000 Shares during any one-calendar-year period and (ii) the maximum number of Shares that may be granted to any one individual subject to Section 3 (relating to Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards) shall be 1,000,000 Shares during any one-calendar-year period (regardless of when such Shares are deliverable).

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2.   OPTIONS AND SARS
     ----------------

        2.1    OPTIONS.

          (a) An Option is a grant of rights to purchase Shares at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options ("ISO") or Nonstatutory Stock Options ("NSO"), as determined in the discretion of the Committee.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be automatically treated as Nonstatutory Stock Options. For purposes of this paragraph 2.1(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the original date the Option with respect to such Shares is granted.

          (c) The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of any Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          (d) The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     2.2 STOCK APPRECIATION RIGHTS. A "Stock Appreciation Right" ("SAR") is a grant of rights to receive, in cash or Stock (as determined by the Committee), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of Shares at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.3 EXERCISE PRICE. The Exercise Price of each Option and SAR shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; provided that:

          (a) In the case of an ISO,

               (i) granted to an employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (ii) granted to any employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     2.4 TIME AND MANNER OF EXERCISE. Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; subject to the following terms regarding Options:

          (a) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's Continuous Status as an employee with the Company, such Optionee may, but only within ninety (90) days after the date of such termination (or such other period as is set out by the Committee in the Option Agreement, but in no event


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later than the  expiration  date of the term of such  Option as set forth in the
Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (b) DISABILITY OF OPTIONEE. Notwithstanding the provisions of paragraph 2.4(a) above, in the event of termination of an Optionee's Continuous Status as an employee as a result of disability (as determined by the Board in accordance with the policies of the Company), Optionee may, but only within six
(6) months from the date of such termination (or such other period as is set out by the Committee in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such other period as is set out by the Committee in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     2.5 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price of an Option shall be subject to the following:

          (a) The full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.5(b), payment may be made as soon as practicable after the exercise).

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares (by delivery of certificates or attestation) which (x) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and
(y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) irrevocably authorizing a third party to sell Shares (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise,
(vii) any combination of the foregoing methods of payment, (viii) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

     2.6 SETTLEMENT OF AWARD. Shares delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement at the time of grant. Settlement of SARs may be made in Shares (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to Shares acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.


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3.   OTHER STOCK AWARDS
     ------------------

     3.1  DEFINITIONS.

          (a) A "Stock Unit" Award is the grant of a right to receive Shares in the future.

          (b) A "Performance Share" Award is a grant of a right to receive Shares or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

          (c) A "Restricted Stock" Award is a grant of Shares, and a "Restricted Stock Unit" Award is the grant of a right to receive Shares in the future, with such Shares or right to future delivery of such Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     3.2 RESTRICTIONS ON STOCK AWARDS. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

          (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

          (b) The Committee may designate whether any such Award being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures. The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the criteria attached hereto on Attachment I, as selected [and further defined] by the Committee. [The Performance Measures may be applicable to the Company and/or any of its individual business units and may differ from Participant to Participant.] For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Section 162(m) of the Code and shall be subject to the individual share limit set out in Section 1.4(c) above.

4.   OPERATION AND ADMINISTRATION
     ----------------------------

     4.1 EFFECTIVE DATE. ^[The] 2002 Stock Plan ^[became] effective as of October 10, 2002^. The 2002 Stock Plan shall be unlimited in duration and, in the event of [the] 2002 Stock Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under the 2002 Stock Plan ^[after October 9, 2012].

     4.2 GENERAL RESTRICTIONS. Delivery of Shares or other amounts under the 2002 Stock Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the 2002 Stock Plan, the Company shall have no liability to deliver any Shares under the 2002 Stock Plan or make any other distribution of benefits under the 2002 Stock Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the 2002 Stock Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.3 TAX WITHHOLDING. All distributions under the 2002 Stock Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the 2002 Stock Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such


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withholding obligations to be satisfied through cash payment by the Participant, through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the Participant is otherwise entitled under the 2002 Stock Plan, provided; however, that in either case only the number of Shares sufficient to satisfy the Company's minimum required tax withholding obligations may be surrendered to the Company.

     4.4 USE OF SHARES. Subject to the overall limitation on the number of Shares that may be delivered under the 2002 Stock Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     4.5 DIVIDENDS AND DIVIDEND EQUIVALENTS. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.6 PAYMENTS. Awards may be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the 2002 Stock Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

     4.7 TRANSFERABILITY. Unless specifically provided by the Committee in the Award Agreement, Awards under the 2002 Stock Plan are nontransferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.8 FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the 2002 Stock Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the 2002 Stock Plan, as the Committee shall require.

     4.9 AGREEMENT WITH COMPANY. An Award under the 2002 Stock Plan shall be subject to such terms and conditions, not inconsistent with the 2002 Stock Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the 2002 Stock Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     4.10 ACTION BY COMPANY OR SUBSIDIARY. Any action required or permitted to be taken by the Company or any Parent or Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

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     4.11 GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.12 LIMITATION OF IMPLIED RIGHTS.

          (a) Neither a Participant nor any other person shall, by reason of participation in the 2002 Stock Plan, acquire any right in or title to any assets, funds or property of the Company or any Parent or Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Parent or Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the 2002 Stock Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the 2002 Stock Plan, unsecured by any assets of the Company or any Parent or Subsidiary, and nothing contained in the 2002 Stock Plan shall constitute a guarantee that the assets of the Company or any Parent or Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The 2002 Stock Plan does not constitute a contract of employment, and selection as a Participant will not give any Participant the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the 2002 Stock Plan, unless such right or claim has specifically accrued under the terms of the 2002 Stock Plan. Except as otherwise provided in the 2002 Stock Plan, no Award under the 2002 Stock Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.   COMMITTEE
     ---------

     5.1 COMMITTEE. The authority to control and manage the operation and administration of the 2002 Stock Plan shall be vested in a committee (the "Committee") in accordance with this Section 5. The Committee shall be selected by the Board, and shall be comprised[,] unless otherwise determined by the Board, solely of not less than two members [of the Board] who shall be "outside" directors within the meaning of Treasury Regulation Section 1.162-27(e)(3) under
Section 162(m) of the Code^. [With] respect to Awards granted ^[under the 2002 Stock Plan that are not intended] to [qualify as "performance-based compensation" under] Section 162(m) of the Code, the Committee shall be composed of two or more members of the Board who are not employees of the Company. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the 2002 Stock Plan that would otherwise be the responsibility of the Committee.

     5.2 POWERS OF COMMITTEE. The Committee's administration of the 2002 Stock Plan shall be subject to the following:

          (a) Subject to the provisions of the 2002 Stock Plan, the Committee will have the authority and discretion to select from among the Participants those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria (except that for purposes of Section 162(m) of the Code, performance measures shall be based on one or more of the criteria set out on Attachment I hereto) , restrictions, and other provisions of such Awards, and (subject to Section 7) to cancel or suspend Awards.

          (b) To the extent that the Committee determines that the restrictions imposed by the 2002 Stock Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c) The Committee may grant Awards to Participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign government entity; provided however that no such Awards may be granted under this 2002 Stock Plan and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.


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          (d) The Committee  will have the authority and discretion to interpret the 2002 Stock Plan, to establish, amend, and rescind any rules and regulations relating to the 2002 Stock Plan, to determine the terms and provisions of any Award Agreement made pursuant to the 2002 Stock Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2002 Stock Plan.

          (e) Any interpretation of the 2002 Stock Plan by the Committee and any decision made by it under the 2002 Stock Plan is final and binding on all persons.

          (f) In controlling and managing the operation and administration of the 2002 Stock Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

     5.3 DELEGATION BY COMMITTEE. Except to the extent prohibited by Applicable Law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its administrative duties to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     5.4 INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and its Parent and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Parent and Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants entitled to benefits under the 2002 Stock Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the 2002 Stock Plan.

6.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE TRANSACTION
     -------------------------------------------------------------------

     6.1 CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, [(a)] the number [and/or class] of ^[securities] covered by each outstanding Award, [(b)] the price per share covered by each such outstanding Award, [(c)] the number ^[and/or class of securities] which have been authorized for issuance under the 2002 Stock Plan but as to which no Awards have yet been granted or which have been returned to the 2002 Stock Plan upon cancellation or expiration of an Award, and [(d)] the maximum number of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Units Awards and Performance Share Awards which may be granted to any Participant in any one-calendar-year period shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the ^[Committee. The Committee may also make, in its discretion, adjustments described in (a)-(d) of this Section 6.1 in the event of any distribution of cash or other assets to stockholders other than an ordinary cash dividend. In determining adjustments to be made under this Section 6.1, the Committee may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax, accounting or other consequences of an adjustment and (iii) the possibility that some Participants might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than an ordinary cash dividend, made by the Committee] shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

                                      E-7
--------------------------------------------------------------------------------

     6.2 TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company or of a merger or corporate combination (a "Transaction") in which the successor corporation does not agree to assume the Award or substitute an equivalent Award, the Committee shall make a determination (subject to
Section 7) as to the equitable treatment of outstanding Awards under the 2002 Stock Plan and shall notify Participants of such treatment no later than ten
(10) days prior to such proposed Transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed Transaction.

7.   AMENDMENT AND TERMINATION
     -------------------------

The Board may, at any time, amend or terminate the 2002 Stock Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the 2002 Stock Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to ^Section 6.2 shall in no event be deemed to have an adverse ^[effect] on any Award.

8.   DEFINED TERMS
     -------------

In addition to the other definitions contained herein, the following definitions shall apply:

          (a) APPLICABLE LAW means the corporate, securities and tax laws (including, without limitation, the Delaware corporate law, the Exchange Act, the Securities Act of 1933 and the Code) applicable to the establishment and administration of an employee stock incentive plans.

          (b) AWARD. The term "Award" shall mean any award or benefit granted under the 2002 Stock Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

          (c) BOARD. The term "Board" shall mean the Board of Directors of the Company.

          (d) CODE. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (e) COMMON STOCK shall mean the common stock, par value, $.10 per share, of the Company.

          (f) CONTINUOUS STATUS AS AN EMPLOYEE means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an employee shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (g) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

          (h) FAIR MARKET VALUE. For purposes of determining the "Fair Market Value" of a share of Stock granted pursuant to Section 2 as of any date, the following rules shall apply:

              (i) If the principal market for the Stock is the New York Stock Exchange ("NYSE"), then the "Fair Market Value" as of that date shall be the closing price of the stock on the NYSE composite tape on that date as reported in the Wall Street Journal for such date;

             (ii) If the principal market for the Stock is the another national securities exchange or the NASDAQ stock market, then the "Fair Market Value" as of that date shall be the mean between the lowest and highest reported composite sale prices of the Stock on that date on such exchange for such date;


                                      E-8
--------------------------------------------------------------------------------

            (iii) If sale prices are not available or if the principal market for the Stock is not the NYSE or another national securities exchange and the Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

             (iv) If the day is not a business day, and as a result, paragraphs (i), (ii) and (iii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the last preceding business day. If paragraphs (i), (ii) and (iii) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

          (i) INCENTIVE STOCK OPTION means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (j) NONSTATUTORY STOCK OPTION means an Option not intended to qualify as an Incentive Stock Option.

          (k) OPTIONEE means a Participant who receives an Option.

          (l) PARENT means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (m) PARTICIPANTS. The term "Participant" shall mean any key executive, employee or director of the Company, its Parent or Subsidiary. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or its Parent or Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services. The term "Participant" also includes any non-employee director of the Company, its Parent or Subsidiary.

          (n) SHARE means a share of the Common Stock, as adjusted in accordance with Section 6 of the 2002 Stock Plan.

          (o) STOCK. The term "Stock" shall mean shares of Common Stock of the Company.

          (p) SUBSIDIARY   or   SUBSIDIARIES.   The   term   "Subsidiary"   or
"Subsidiaries" mean any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

[9.  PLAN HISTORY
     ------------

The 2002 Stock Plan became effective as of October 10, 2002. The 2002 Stock Plan was originally approved by the stockholders of the Company on January 30, 2003. The Board approved an amendment and restatement of the 2002 Stock Plan on December 16, 2004 to (a) include additional Performance Measures applicable to the grant of Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code and (b) amend Section 6.1 to increase the scope of adjustments that may be made as a result of changes in capitalization of the Company, which amendment and restatement is subject to the approval of the stockholders of the Company.]


                                      E-9
--------------------------------------------------------------------------------

                                  ATTACHMENT I

                             PERFORMANCE ^[MEASURES]


The Committee shall grant performance-based compensation Awards tied to one or more of the following business criteria:

     1. ^earnings per share
     2. ^pre-tax operating income
     3. ^value of [Company] stock (i.e., stock price)
     [4. annual revenue
     5. budget comparisons
     6. controllable profits
     7. expense management
     8. improvements in capital structure
     9. operating income
     10. net income
     11. net sales
     12. profit margins
     13. profitability of an identifiable business unit or product
     14. return on investments
     15. return on sales
     16. return on stockholders' equity
     17. total return to stockholders
     18. performance of the Company relative to a peer group of companies on any of the foregoing measures]


                                      E-10
--------------------------------------------------------------------------------

                                   APPENDIX F

                       PROPOSED TEXT OF ARTICLE FOURTH OF
                            FRANKLIN RESOURCES, INC.
                    CERTIFICATE OF INCORPORATION, AS AMENDED

The text of the proposed amendment to Article Fourth of the Certificate of Incorporation, as amended, of Franklin Resources, Inc., is as follows:

     "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Billion One Million (1,001,000,000) shares, of which One Billion (1,000,000,000) shares shall be common stock of the par value of ten cents ($0.10), and One Million (1,000,000) shares shall be preferred stock of the par value of one dollar ($1.00). The preferred stock shall be issuable from time to time in one or more series of equal rank with such different series, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, and shall be subject to redemption at such time or times and at such price or prices, and shall entitle the holders to receive dividends at such rates, on such conditions and at such times, and cumulative or non cumulative, and shall entitle the holders to such rates upon the dissolution of, or upon any distribution of the assets of, the corporation, and shall be convertible into, or exchangeable for, shares of any class or classes or any other series, at such price or prices or at such rate or rates of exchange and with such adjustments, as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors."


                                      F-1
--------------------------------------------------------------------------------

                                                                PRELIMINARY COPY
                                                                ----------------

                            FRANKLIN RESOURCES, INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     With this proxy, the stockholder signing below appoints Charles B. Johnson, Martin L. Flanagan, and Barbara J. Green (the "proxy holders"), or any one of them, as the stockholder's proxies with full power of substitution. The stockholder appoints the proxy holders collectively and as individuals, to vote all the stockholder's shares of Franklin Resources, Inc. ("Franklin") common stock at the Annual Meeting of Stockholders, and at any and all adjournments or postponements of the meeting, on the matters set forth on the reverse side of this card. The Annual Meeting of Stockholders will be held on January 25, 2005, at 10:00 a.m., Pacific Standard Time, in the H. L. Jamieson Auditorium, One Franklin Parkway, Building 920, San Mateo, California.

     THE BOARD OF DIRECTORS HAS SOLICITED THIS PROXY AND IT WILL BE VOTED AS SPECIFIED ON THIS PROXY CARD ON THE FOLLOWING PROPOSALS PROPOSED BY FRANKLIN. IF YOU DO NOT MARK ANY VOTES OR ABSTENTIONS, THIS PROXY WILL BE VOTED FOR ALL NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FRANKLIN RESOURCES, INC. 2002 UNIVERSAL STOCK INCENTIVE PLAN, AND FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE. IF ANY OTHER MATTERS COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS NAMED IN THIS PROXY WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN THEIR DISCRETION.

Continued on the reverse side. Must be signed and dated on
the reverse side.
                                                        FRANKLIN RESOURCES, INC.
                                                        P.O. BOX 11121
To change your address, please mark this box [ ]        NEW YORK, NY 10203-0121



Please complete, sign and date this proxy on the reverse side and return it promptly in the accompanying envelope.

--------------------
     FRANKLIN                          YOUR VOTE IS IMPORTANT
  RESOURCES, INC.                   VOTE BY INTERNET / TELEPHONE
                                   24 HOURS A DAY, 7 DAYS A WEEK
--------------------

             INTERNET                                TELEPHONE                              MAIL
HTTPS://WWW.PROXYVOTENOW.COM/BEN                   1-866-214-3728
*  Go to the website address         OR     *  Use any touch-tone        OR     *  Mark, sign and date your
   listed above.                               telephone.                          proxy card.
*  HAVE YOUR PROXY CARD READY.              *  HAVE YOUR PROXY CARD             *  Detach your proxy card.
*  Follow the simple instructions              READY.                           *  Return your proxy card in
   that appear on your computer             *  Follow the simple                   the postage-paid envelope
   screen.                                     recorded instructions.              provided.

                                    --------------------------------------------
                                    Your telephone or Internet vote  authorizes
                                    the proxy holders named in the proxy to vote
                                    your shares in the manner as if you  marked,
                                    signed and  returned the proxy card.  If you
                                    have  submitted your proxy by  telephone or
                                    the  Internet,  there is no need for you to
                                    mail back your proxy card. The deadline for
                                    voting by telephone or by using the Internet
                                    is at 11:59 p.m., Eastern Standard Time,
                                    January 24, 2005.
                                    --------------------------------------------


                                    --------------------------------------------
                                                 [CONTROL NUMBER FOR
                                            TELEPHONE OR INTERNET VOTING]
                                    --------------------------------------------

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[X]
VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK

1.   ELECTION OF DIRECTORS:

FOR                   WITHHOLD
ALL    [    ]         FOR ALL    [    ]         EXCEPTIONS*    [    ]

Nominees: 01-Samuel H. Armacost, 02-Harmon E. Burns, 03-Charles Crocker, 04-Robert D. Joffe, 05-Charles B. Johnson, 06-Rupert H. Johnson, Jr., 07-Thomas
H. Kean, 08-Chutta Ratnathicam, 09-Peter M. Sacerdote, 10-Anne M. Tatlock, 11-Louis E. Woodworth

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS*" BOX AND WRITE THAT NOMINEE'S NAME ON THE FOLLOWING BLANK LINE.)

EXCEPTIONS*______________________________________________


                                              FOR           AGAINST              ABSTAIN
2. Ratification of the appointment of        [   ]            [   ]                [   ]
   PricewaterhouseCoopers LLP as the
   independent registered public accounting
   firm for the fiscal year ending September
   30, 2005.

3. Approval of the amendment and             [   ]            [   ]                [   ]
   restatement of the Franklin Resources,
   Inc. 2002 Universal Stock Incentive Plan.

4. Approval of the amendment of the          [   ]            [   ]                [   ]
   Certificate of Incorporation, as amended,
   to increase the number of shares of
   common stock authorized for issuance.

5. In their discretion, the proxy holders are authorized to vote on other business matters that are properly brought at the meeting or any adjournments or postponements thereof.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.



[SCAN LINE]


Date                  Share Owner sign here             Co-Owner sign here

---------------       ----------------------            ---------------------